                                                                   Exhibit 10(f)
================================================================================
                                                                  EXECUTION COPY





                            ASSET PURCHASE AGREEMENT


                                  By and Among


                                  XCEED, INC.,


                                BIG THEORY, LLC,



                                      and

                     THE INTERESTHOLDERS OF BIG THEORY, LLC






                                JANUARY 19, 2000




================================================================================

                            ASSET PURCHASE AGREEMENT


     THIS AGREEMENT (the "Agreement") is entered into as of this 19th day of January, 2000, by and among Xceed, Inc., a Delaware corporation ("Xceed"), Big Theory, LLC, a Delaware limited liability company (the "Company"), the members of the Company listed on Schedule A hereto (each individually referred to hereinafter as a "Member" and collectively referred to hereinafter as the "Members"), and those certain optionholders of the Company listed on Schedule A hereto who hold options to purchase Class B Non-Voting Units in the Company (each individually referred to hereinafter as an "Optionholders" and collectively referred to hereinafter as the "Optionholders").

                                  WITNESSETH:

WHEREAS, the authorized units of membership interest of the Company consist of 100,000 Class A Units of membership interest (the "Class A Units"), 38,571 Class B Non-voting Units of membership interest (the "Class B Units"), and 4,285 Class C Convertible Units of membership interest (the "Class C Units"), of which, 100,000 Class A Units, no Class B Units, 4,285 Class C Units and options to purchase 9,286 Class B Units are issued and outstanding as of the date hereof (the Class A Units, Class B Units and Class C Units are collectively referred to hereinafter as the "Company Membership Interests");

     WHEREAS, the Company desires to sell, assign, transfer and convey to Xceed, and Xceed desires to purchase and assume from the Company, pursuant to the terms and subject to the conditions set forth in this Agreement, all of the Company's right, title and interest in and to the assets of the Company, including without limitation, the items set forth in Section 1.1 below (the "Assets");

     WHEREAS, the Members are the sole members of the Company and, as such, have unanimously approved the Company's sale, transfer and conveyance to Xceed of all of the Company's right, title and interest in and to the Assets pursuant to the terms and subject to the conditions set forth in this Agreement;

     WHEREAS, the Board of Directors of Xceed deems it advisable and in the best interests of Xceed (and its stockholders) that Xceed purchase the Assets (the "Asset Purchase") pursuant to the terms of this Agreement and the applicable provisions of the laws of the States of Delaware; and

     WHEREAS, the Board of Managers of the Company (the "Managers"), the Members and the Optionholders (the Members and the Optionholders are collectively referred to hereinafter as the "Interestholders") deem it advisable and in the best interests of the Company (and the Interestholders) that Xceed purchase the Assets pursuant to the terms of this Agreement and the applicable provisions of the laws of the State of Delaware.

     NOW, THEREFORE, in consideration of the premises and mutual covenants, conditions and agreements contained herein and for such other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, each intending to be legally bound hereby, agree as follows:


                                   ARTICLE I

                               TERMS OF PURCHASE

                         PURCHASE, SALE AND ASSUMPTION

     1.1  Purchase and Sale of Assets.  Subject to the terms and conditions set
          ---------------------------
forth herein, the Company hereby agrees to sell, assign, transfer and convey to Xceed, and Xceed hereby agrees to purchase, obtain, acquire and assume from the Company on the closing date (hereinafter referred to as the "Closing Date" and defined in Section 2.1 herein), all of the Company's right, title and interest in and to the Assets of the Company, wherever located, used or held for use by the Company in connection with its business (the "Business"), including all assets hereafter acquired by the Company through the Closing Date (collectively referred to herein as the "Assets"), including and without limitation or duplication:

          (a) Inventory.  All inventory, including raw materials, works in
              ---------
process, finished works, goods, office supplies, and other supplies;

          (b) Products. The concept, design and all proprietary knowledge
              --------
relating to all products currently or heretofore produced by the Company or at any stage of development by the Company, and all software products, whether developed or currently under development, that are owned by or licensed to the Company, including without limitation any and all source and object codes, binaries, databases, supplements, modifications, ports to hardware platforms, updates, corrections and enhancements to past and current versions of such products (collectively, the "Products");

          (c) Intellectual Property.  All of the Intellectual Property (as
              ---------------------
described and defined in Section 3.1(i) of this Agreement);

          (d) Tools. The design and development tools and scripts, and
              -----
modifications and additions to such tools and scripts, which were or are used in the development, operation or maintenance of the Products, whether developed or currently under development, that are owned by or licensed to the Company, including without limitation any and all available source and object codes, binaries, supplements, modifications, updates, corrections and enhancements to past and current versions of such tools and scripts and versions of such tools and scripts under development, and any and all related back-up and archival media;

          (e) Accounts Receivable.  All accounts receivable of the Company,
              -------------------
including all notes receivable of the Company;

          (f) Records.  All books, records, files, invoices and other similar
              -------
data relating to the Assets, any and all information contained therein and/or thereon, in any form, including all software and electronic and/or computer storage devices;

          (g) Contract Rights. Except as set forth on Schedule 3.1(o) hereto,
              ---------------
all rights, privileges and entitlements of the Company under any and all contracts (including, but not limited to, all employment agreements and independent contractor agreements between the Company and current and former employees and independent contractors of the Company, respectively, and all invention assignment and confidentiality agreements executed in connection with such employment agreements and independent contractor agreements), agreements, or other instruments, understandings, concessions, commitments, licenses, and leases to which the Company is a party (the "Leases") which relate to the operation of the Business (the "Assigned Contracts");

          (h) Guarantees.  All guarantees, warranties, indemnities and similar
              ----------
rights in favor of the Company with respect to the Assets;

          (i) Advertising.  All advertising literature, packaging materials
              -----------
(including inserts) and catalogs used in the Business;

          (j) Expenses and Claims.  All prepaid expenses and all rights, claims,
              -------------------
credits, causes of action or rights of set-off of the Company against third persons relating to the Assets, including without limitation, unliquidated rights under manufacturers' and vendors' warranties;

          (k) Business Items.  All machinery, equipment (including, without
              --------------
limitation, computers and test, office and manufacturing equipment), furniture, furnishings, fixtures, vehicles, tools, spare parts and similar property owned, leased, operated, managed or otherwise used by the Company;

          (l) Governmental Authorizations. Except as set forth on Schedule
              ---------------------------
3.1(o) hereto, all approvals, consents, licenses, permits, waivers, certifications, endorsements, qualifications, or other authorizations issued, granted, given, or otherwise made available to the Company by or under the authority of any local, state, or federal governmental body;

          (m) Miscellaneous Items.  The goodwill of the Business and all cash on
              -------------------
hand, net credit balances of bank deposits and accounts, including demand time and savings balances with commercial and other depository institutions; and

          (n) Office Lease.  The office leases under which the Company currently
              ------------
leases its principal offices.

          1.2  Purchase Price.  In consideration of and in exchange for the
               --------------
Company's sale, assignment, transfer and conveyance of the Assets, Xceed hereby agrees to pay to the Interestholders, in accordance with their respective ownership interests in the Company as set forth on Schedule A hereto, the purchase price (the "Purchase Price") as hereinafter provided.

          (a) Fixed Stock Payment. On the Closing Date, Xceed shall place in
              -------------------
escrow (hereinafter referred to as the "Escrow" and defined in Section 1.7 herein) pursuant to the terms set forth herein, shares of common stock of Xceed (the "Common Stock") having an aggregate value equal to an amount (the "Fixed Stock Payment") calculated as follows: (i) divide the sum of the second (2nd), third (3rd) and fourth (4th) 1999 fiscal quarter revenues of the Company by three (3) (the "Average Quarterly Revenue"), (ii) multiply the Average Quarterly Revenue by four (4) (the "Annualized Revenue"), (iii) multiply the Annualized Revenue by three and one tenth (3.1) (the "Total Fixed Payment"), and (iv) subtract Four Million Dollars ($4,000,000) from the Total Fixed Payment. The number of shares of Common Stock issuable to the Company (or, if so directed by the Company, the Interestholders, in accordance with their respective ownership interests in the Company as set forth on Schedule A hereto) pursuant to the Fixed Stock Payment (the "Fixed Escrow Shares") shall be determined by dividing (x) the Fixed Stock Payment by (y) the closing transaction price of Common Stock on the day immediately preceding the Closing Date as quoted by the NASDAQ National Market System (the "Stock Price Divisor"), provided, however, the Stock Price Divisor shall be limited to a maximum value
--------  -------
of $32.85 and a minimum value of $24.28; provided, further, that the securities
                                         --------  -------
deliverable by Xceed under Sections 1.2(a) and 1.2(e) herein, and the maximum and minimum values, shall be equitably adjusted upon the occurrence, after the date of this Agreement, of a stock split, reverse split, stock dividend, merger, consolidation, recapitalization, or other event by which each share of outstanding Common Stock is converted to a greater or lesser number of shares of Common Stock or into other securities. While held in Escrow, the Fixed Escrow Shares shall continue to be registered in the name of the Company (or, if so directed by the Company, in the names of the Interestholders). Based upon the financial statements attached hereto as Schedule 3.1(d), which have been reviewed and accepted by Xceed's auditors, the parties agree that the Total Fixed Payment is equal to $15,024,891.


          (b) First Cash Installment. On the Closing Date, Xceed shall pay to
              ----------------------
the Company (or, if so directed by the Company, the Interestholders, in accordance with their respective ownership interests in the Company as set forth on Schedule A hereto), One Million Dollars ($1,000,000) in cash (or by electronic wire transfer of immediately available funds).

          (c) Second Cash Installment.  On March 31, 2000, Xceed shall pay to
              -----------------------
the Company (or, if so directed by the Company, the Interestholders, in accordance with their respective ownership interests in the Company as set forth on Schedule A hereto), the sum of $1,000,000 in cash (or by electronic wire transfer of immediately available funds).

          (d) Third Cash Installment.  On June 30, 2000, Xceed shall pay to the
              ----------------------
Company (or, if so directed by the Company, the Interestholders, in accordance with their respective ownership interests in the Company as set forth on Schedule A hereto), the sum of $2,000,000 in cash (or by electronic wire transfer of immediately available funds).

          (e) Earnout.  In addition to the foregoing, the Interestholders shall
              -------
have the right to receive additional payments, as part of the Purchase Price, as set forth herein upon the attainment of certain performance targets (the "Earnout"). The Earnout shall be calculated at the end of each of two measurement periods: (i) the three-month period ending on March 31, 2000 (the "First Measurement Period); and (ii) the three-month period ending on June 30, 2000 (the "Second Measurement Period"). The Earnout shall be based on the financial performance of the business of the Company, which shall be operated, at least for accounting purposes, as a separate division of Xceed (the "Big Theory Division") from the Closing Date until the end of the Second Measurement Period. The Earnout shall be payable in shares of Common Stock and shall be placed in Escrow pursuant to the terms set forth herein. The Earnout shall be calculated at the end of each measurement period based on revenue, in accordance with generally accepted accounting principles, generated during such period. That is, the Earnout for the First Measurement Period (the "First Earnout") shall be based on revenue generated during such period (the "First Revenue Performance"), and the Earnout for the Second Measurement Period (the "Second Earnout") shall be based on revenue generated during such period (the "Second Revenue Performance").

          (i)  First Earnout.
               -------------

               (A) First Revenue Performance.  If the gross revenues of the
                   -------------------------
Company (from January 1, 2000 until the Closing Date) and the Big Theory Division (after the Closing Date) during the First Measurement Period are in the amounts set forth in the left column of the chart set forth below, then the First Earnout shall be in the amount set forth in the corresponding right column of the chart set forth below.

-----------------------------------------------------------------------------------------------
          FIRST REVENUE PERFORMANCE                              FIRST EARNOUT
----------------------------------------------  -----------------------------------------------
             Less than $990,625                                       $0
-----------------------------------------------------------------------------------------------
             $990,625 or higher                            First Revenue Performance * 3.1
-----------------------------------------------------------------------------------------------

               (B) First Earnout Payment.  The number of shares of Common Stock
                   ---------------------
issuable in connection with the First Earnout (the "First Earnout Escrow Shares") shall be determined by dividing (x) the First Earnout by (y) the Stock Price Divisor, provided, however, the Stock Price Divisor shall be limited to a
               --------  -------
maximum value of $32.85 and a minimum value of $24.28. Xceed shall place the First Earnout Escrow Shares, if any, in Escrow on April 28, 2000, pursuant to the terms set forth herein. While held in Escrow, the First Earnout Escrow Shares shall continue to be registered in the name of the Interestholders.

          (ii) Second Earnout.
               --------------

               (A) Second Revenue Performance.  If the gross revenues of the Big
                   --------------------------
Theory Division during the Second Measurement Period are in the amounts set forth in the left column of the chart set forth below, then the Second Earnout shall be in the amount set forth in the corresponding right column of the chart set forth below.

-----------------------------------------------------------------------------------------------
          SECOND REVENUE PERFORMANCE                            SECOND EARNOUT
----------------------------------------------  -----------------------------------------------
            Less than $1,254,500                                     $0
-----------------------------------------------------------------------------------------------
          $1,254,500 to 2,258,099                      $7,777,900 * ((x - 50) / 40) ,

                                                    where x = (Second Revenue Performance/
                                                                   $25,090)
-----------------------------------------------------------------------------------------------
          $2,258,100 to 2,759,900                      Second Revenue Performance * 3.1
-----------------------------------------------------------------------------------------------
          Greater than $2,759,900                                $8,555,690 +
                                                     (3.5 * (Second Revenue Performance -
                                                                 $2,759,900))
-----------------------------------------------------------------------------------------------

               (B) Second Earnout Payment.  The number of shares of Xceed Common
                   ----------------------
Stock issuable in connection with the Second Earnout (the "Second Earnout Escrow Shares") shall be determined by dividing (x) the Second Earnout by (y) the Stock Price

Divisor, provided, however, the Stock Price Divisor shall be limited to a
         --------  -------
maximum value of $32.85 and a minimum value of $24.28. Xceed shall place the Second Earnout Escrow Shares, if any, in Escrow on July 31, 2000, pursuant to the terms set forth herein. While held in Escrow, the Second Earnout Escrow Shares shall continue to be registered in the name of the Interestholders.

          1.3  Assumption of Obligations and Liabilities.  Xceed hereby assumed,
               -----------------------------------------
agrees to perform and/or discharge all obligations of the Company under (i) the Assigned Contracts, (ii) the Accounts Payable, (iii) the Intellectual Property,
(iv) the liabilities identified on the Financial Statements (as hereinafter defined in Section 3.1(d)), (v) the liabilities incurred in the ordinary course of the Company's business, and (vi) the other provisions of this Agreement herein (collectively, the Assumed Liabilities"). Other than the foregoing, Xceed does not assume, agree to perform or discharge, or indemnify the Company against or otherwise have any responsibility for any obligations of the Company. Xceed does not assume, agree to perform or discharge, or indemnify the Company against or otherwise have any responsibility for any liabilities or obligations of the Company whatsoever, fixed or contingent, and whether arising prior to, on or after the Closing Date (as hereinafter defined).

          1.4  Registration Rights.
               -------------------

               (a)  Definitions.  For purposes of this Section 1.4:
                    -----------

                    (i) The term "register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act of 1933, as amended (the "Securities Act") (and any post-effective amendments filed or required to be filed) and the declaration or ordering of effectiveness of such registration statement;

                    (ii) The term "Registrable Securities" means: (A) the shares of Common Stock issued in connection with the Asset Purchase; and (B) any capital stock of the Company issued as a dividend or other distribution with respect to, or in exchange for or in replacement of, the shares of Common Stock issued in connection with the Asset Purchase; provided, however, that such term
                                    --------  -------
does notinclude securities which have already been sold by a Holder pursuant to a registered transaction or a Rule 144 transaction under the Securities Act; and

                   (iii) The term "Holder" means the Company or any Interestholder holding Registrable Securities and any other person holding Registrable Securities to whom the registration rights have been transferred pursuant to Section 1.4(k) herein.

               (b) Piggy-Back Rights.  If, during the period commencing on the
                   -----------------
Closing Date and ending on the first anniversary of the Closing Date (the "Piggy-Back Period"), Xceed shall determine to file a registration statement relating to the offer and sale of any of its securities (other than a registration statement on Form S-4 or Form S-8 or their successor forms) which would permit inclusion of any Registrable Securities, Xceed shall: (i) promptly give to the Holders written notice thereof (the "Piggy-Back Notice"); and (ii) subject to subsection 1.4(c) below, include in such registration and in any underwriting involved therein, all of the Registrable Securities specified in a written request made by the Holders, within thirty (30) calendar days after receipt of the Piggy-Back Notice from Xceed.

          (c) Underwriting. If the subject registration relates to an
              ------------
underwritten offering, Xceed shall so advise the Holders as a part of the Piggy-Back Notice. In such event, the right of a Holder to registration pursuant hereto shall be conditioned upon such Holder's participation in, and agreement with, the terms of such underwriting. Each Holder shall (together with Xceed and the other stockholders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter (or underwriters) selected for underwriting by Xceed and shall arrange for all documents and opinions reuired to be delivered thereunder in respect of their participation as selling stockholders to be delivered. If the total amount of Registrable Securities that all Holders request to be included in such offering exceeds the amount of securities that the underwriters reasonably believe compatible with the success of the offering, Xceed shall be required to include in the offering only the number of Registrable Securities of the Holders, if any, as the underwriters believe will not jeopardize the success of the offering (the Registrable Securities so included, if any, to be apportioned pro rata among the selling Holders according to the total amount of Registrable Securities owned by such selling Holders).

          (d) Demand Rights. In the event that Xceed has not filed a
              -------------
registration statement including all of the Registrable Securities during the Piggy-Back Period (other than by reason of a Holder having declined inclusion of his, her or its shares of Registrable Securities therein after receipt of the Piggy-Back Notice), then the Holders owning at least fifty-one percent (51%) of the shares of the Registrable Securities shall be entitled on one (1) occasion, commencing on the date immediately following the first anniversary of the Closing Date, to cause Xceed to: (i) include for resale such shares of Registrable Securities in a registration statement filed with the Securities and Exchange Commission (the "Commission"); (ii) use its best efforts to have such registration statement declared effective by the Commission under the Securities Act as soon as practicable thereafter; and (iii) keep such registration statement effective for 90 days, by providing to Xceed written notice (the "Demand Notice") demanding that Xceed file such a registration statement. Xceed shall, upon receipt of the Demand Notice, notify the remaining Holders in writing of its receipt of the Demand Notice (the "Registration Notice") and shall indicate therein that such other Holders may include in such registration statement the Registrable Securities. Those Holders seeking to include their Registrable Securities shall, within thirty (30) calendar days of the date of the Registration Notice (the "Notice Period"), notify Xceed in writing of their desire to have their Registrable Securities included in such registration.
Xceed shall thereafter, within thirty (30) calendar days of expiration of the Notice Period, file a registration statement (on a form deemed appropriate by Xceed's counsel) with the Commission including all of the Registrable Securities which the Holders shall request in writing (the "Demand Rights"). Inclusion of all or any portion of a Holder's Registrable Securities pursuant to the Demand Notice shall constitute exercise of the Demand Rights in full. Notwithstanding such registration, the Holders shall not, while employees of Xceed, sell their Registrable Securities during a period in which Xceed has imposed restrictions on the ability of its employees to effect trading in the Common Stock; provided,
                                                                       --------
however, if such restrictions exist, any rights shall be extended for a period
-------
corresponding to the period that such restrictions are in effect. Notwithstanding the foregoing: (x) Xceed shall not be obligated to effect a registration pursuant to this Section 1.4(d) during the period starting with the date sixty (60) days prior to Xceed's estimated dates of filing of, and ending on a date six (6) months following the effective date of, a registration statement pertaining to an underwritten public offering of securities for the account of Xceed, provided that Xceed is actively employing in good faith all
                  -------- ----
reasonable efforts to cause such registration statement to become effective and that Xceed's estimate of the date of filing such registration statement is made in good faith; and (y) if Xceed shall furnish to such Holders a certificate signed by the Chief Executive Officer of Xceed stating that in the good faith judgment of the Board of Directors of Xceed it would be seriously detrimental to Xceed or its shareholders for a registration statement to be filed in the near future, then Xceed's obligation to use its best efforts to file a registration statement shall be deferred for a period not to exceed six
(6) months. Xceed shall be obligated to effect only one registration pursuant to this Section 1.4(d).

          (e)   Obligations of Xceed.  Whenever required pursuant to Sections
                --------------------
1.4(b) or 1.4(d) herein to use its best efforts to effect the registration of any Registrable Securities, Xceed shall, as expeditiously as reasonably possible:

                (i) prepare and file with the Commission a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become and remain effective; provided,
                                                                     --------
however, that in connection with any proposed registration intended to permit an
-------
offering of any securities from time to time (i.e., a "shelf registration"), Xceed shall be obligated to cause any such registration to remain effective for ninety (90) days;

                (ii) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;

               (iii) furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them; and

                (iv) use its best efforts to register and qualify the securities covered by such registration statement under such other federal or state securities laws of such jurisdictions as shall be reasonably appropriate for the distribution of the securities covered by the registration statement, provided
                                                                      --------
that Xceed shall not be required in connection therewith or as a condition
----
thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, and further provided that (anything
                                                 ------- -------- ----
in this Agreement to the contrary notwithstanding with respect to the bearing of expenses) if any jurisdiction in which the securities shall be qualified shall require that expenses incurred in connection with the qualification of the securities in that jurisdiction be borne by selling shareholders, then such expenses shall be payable by selling shareholders pro rata, to the extent required by such jurisdiction.

          (f) Information of Holders.  It shall be a condition precedent to the
              ----------------------
obligations of Xceed pursuant to Section 1.4 herein that the Holders furnish to Xceed any information regarding them, the Registrable Securities held by them, the intended method of disposition of such Registrable Securities and any other information which Xceed shall reasonably request and is required to consummate the registrations contemplated herein.

          (g) Expenses of Registration.  All expenses incurred in connection
              ------------------------
with a registration pursuant to Section 1.4 herein (excluding underwriters' discounts and commission), including without limitation all registration and qualification fees, printers', accounting and legal fees and disbursements shall be borne by Xceed.

          (h) Indemnification.  In the event any Registrable Securities are
              ---------------
included in a registration statement under Section 1.4:

              (i) To the extent permitted by law, Xceed will indemnify and hold harmless each Holder requesting or joining in a registration, any underwriter (as defined in the Securities Act) for it, and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act, against any losses, claims, damages, or liabilities, joint or several, to which they may become subject under the Securities Act or otherwise, insofar as such losses, claim, damages, or liabilities (or actions in respect thereof) arise out of or are based on any untrue or alleged untrue statement of any material fact contained in such registration statement, including any preliminary prospectus or final prospects contained therein or any amendments or supplements thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading or arise out of any violation by Xceed of any rule or regulation promulgated under the Securities Act applicable to Xceed and relating to action or inaction required of Xceed in connection with any such registration; and will reimburse each such Holder, such underwriter, or controlling person for any legal or other expenses readably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained
                      --------  -------
in this subsection 1.4(h)(i) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of Xceed (which consent shall not be unreasonably withheld) nor shall Xceed be liable in any such case for any such action, claim, damage, liability, or action to the extent that it arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in connection with such registration statement, preliminary prospectus, final prospectus, or amendments or supplements thereto, in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter, or controlling person.

              (ii) To the extent permitted by law, each Holder requesting or joining in a registration will indemnify and hold harmless Xceed, each of its directors, each of its officers who have signed the registration statement, each person, if any, who controls Xceed within the meaning of the Securities Act, and each agent and any underwriter for Xceed (within the meaning of the Securities
Act) against any losses, claims, damages, or liabilities to which Xceed or any such director, officer, controlling person, agent, or underwriter may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in such registration statement, preliminary or final prospectus, or amendments or supplements thereto, in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will reimburse any legal or other expenses reasonably incurred by Xceed or any such director, officer, controlling person, agent, or underwriter in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection
--------  -------
1.4(h)(ii) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of such Holder (which consent shall not be unreasonably withheld).

             (iii) Promptly after receipt by an indemnified party under this paragraph of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this paragraph, notify the indemnifying party in writing of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties. The failure to notify an indemnifying party promptly of the commencement of any such action, if prejudicial to his ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this paragraph, but the omission so to notify the indemnifying party will not relieve him of any liability that he may have to any indemnified party otherwise than under this Section 1.4(h).

          (i)  Reports Under Securities Exchange Act of 1934.  With a view to
               ---------------------------------------------
making available to the Holders the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of Xceed to the public without registration, Xceed agrees to use its best efforts to:

               (i) make and keep public information available, as those terms are understood and defined in Rule 144;

              (ii) furnish to any Holder so long as such Holder owns any of the Registrable Securities forthwith upon request a written statement by Xceed that it has complied with the reporting requirements of Rule 144, and of the Securities Act and the 1934 Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of Xceed, and such other reports and documents so filed by Xceed as may be reasonably requested in availing any Holder of any rule or regulation of the SEC permitting the selling of any such securities without registration.

          (j)  Lockup Agreement.  In consideration for Xceed agreeing to its
               ----------------
obligations under this Section 1.4, each Holder who participates in a registration pursuant to this Section 1.4 and then owns more than one percent (1%) of the outstanding voting securities of Xceed agrees in connection with any registration of Xceed's securities that, upon the request of Xceed or the underwriters managing any underwritten offering of Xceed's securities, not to sell, make any short sale of, loan, grant any option for the purchase of, of otherwise dispose of any Registrable Securities (other than those included in the registration) without the prior written consent of Xceed or such underwriters, as the case may be, for such period of time (not to exceed one hundred eighty (180) days) from the effective date of such registration as Xceed or the underwriters may specify.


          (k)  Transfer of Registration Rights.  The registration rights granted
               -------------------------------
to the Company under this Section 1.4 may be transferred to any Interestholder and by any Interestholder to any party to whom Registrable Securities are transferred in a transaction complying with this Agreement and exempt from registration under the Securities Act; provided, however, that Xceed shall be
                                       --------  -------
given written notice of such transfer stating the name and address of the transferee and identifying the securities with respect to which the rights under this Section 1.4 are being assigned.

     1.5  Lockup.  The shares of Common Stock issued hereunder shall be subject
          ------
to a lockup as provided herein.

          (a) Fixed Stock Payment Lockup.  One-third (1/3) of the Fixed Escrow
              --------------------------
Shares shall be subject to a lockup for a period of twelve (12) months beginning on the Closing Date, and two-third (2/3) of the Fixed Escrow Shares shall be subject to a lockup for a period of fifteen (15) months beginning on the Closing Date. As the applicable lockup period to which the Fixed Escrow Shares are subject expires, the appropriate amount of Fixed Escrow Shares no longer subject to such lockup shall be released from Escrow as set forth in Section 1.7 herein.

          (b) First Earnout Lockup.  One-third (1/3) of the First Earnout Escrow
              --------------------
Shares, if any, shall be subject to a lockup for a period of twelve (12) months beginning on April 28, 2000, and two-third (2/3) of the First Earnout Escrow Shares, if any, shall be subject to a lockup for a period of fifteen (15) months beginning on April 28, 2000. As the applicable lockup period to which the First Earnout Escrow Shares are subject expires, the appropriate amount of First Earnout Escrow Shares no longer subject to such lockup shall be released from Escrow as set forth in Section 1.7 herein.

          (c) Second Earnout Lockup. One-third (1/3) of the Second Earnout
              ---------------------
Escrow Shares, if any, shall be subject to a lockup for a period of twelve (12) months beginning on July 31, 2000, and two-third (2/3) of the Second Earnout Escrow Shares, if any, shall be subject to a lockup for a period of fifteen (15) months beginning on July 31, 2000. As the applicable lockup period to which the Second Earnout Escrow Shares are subject expires, the appropriate amount of Second Earnout Escrow Shares no longer subject to such lockup shall be released from Escrow as set forth in Section 1.7 herein.

     1.6  Restrictions on Resale of Common Stock.  The shares of Common Stock
          --------------------------------------
issuable pursuant to this Agreement may not be sold, assigned, pledged, hypothecated or transferred or any interest therein conveyed to any other person, except in accordance with the registration provisions of the federal and state securities laws or applicable exemption therefrom, and the certificates representing such shares of Common Stock shall contain an appropriate legend to that effect.


     1.7  Escrow.
          ------

          (a) Escrow Agreement.  Xceed shall place: (i) on the Closing Date, the
              ----------------
Fixed Escrow Shares; (ii) on April 28, 2000, the First Earnout Escrow Shares, if any; and (iii) on July 31, 2000, the Second Earnout Escrow Shares, if any, in escrow (the "Escrow") in accordance with the terms of an escrow agreement (the "Escrow Agreement") by and among the parties hereto and American Stock Transfer & Trust Company, Inc., as escrow agent (the "Escrow Agent"), a copy of which is attached hereto as Exhibit 1.7 and is incorporated herein by reference. All Common Stock held in Escrow shall be available to satisfy indemnification claims of Xceed specified in Article VI hereof. The parties hereto acknowledge and agree that the execution of this Agreement by each of such parties constitutes their acceptance of the terms of the Escrow Agreement, and such Escrow Agreement shall become effective upon execution of this Agreement by the parties hereto and execution of the Escrow Agreement by the Escrow Agent.

          (b) Release of Fixed Escrow Shares.  Pursuant to the terms set forth
              ------------------------------
in the Escrow Agreement, one-third (1/3) of the Fixed Escrow Shares shall be released from Escrow on the date twelve (12) months after the Closing Date; and two-thirds (2/3) of the Fixed Escrow Shares shall be released from Escrow on the date fifteen (15) months after the Closing Date.

          (c) Release of First Earnout Escrow Shares. Pursuant to the terms set
              --------------------------------------
forth in the Escrow Agreement, one-third (1/3) of the First Earnout Escrow Shares shall be released from Escrow on April 28, 2001; and two-thirds (2/3) of the Fixed Escrow Shares shall be released from Escrow on July 31, 2001.

          (d) Release of Second Earnout Escrow Shares. Pursuant to the terms set
              ---------------------------------------
forth in the Escrow Agreement, one-third (1/3) of the Second Earnout Escrow Shares shall be released from Escrow on July 31, 2001; and two-thirds (2/3) of the Fixed Escrow Shares shall be released from Escrow on October 31, 2001.

          (e) Other Provisions.  Notwithstanding Section 1.7(b) through (d)
              ----------------
above, Common Stock having an aggregate value equal to the value of all unresolved indemnification claims asserted under Article VI hereof shall be retained in Escrow until such claims are resolved. Xceed, the Company and the Interestholders agree that they shall instruct the Escrow Agent to charge any valid indemnification claims against the Interestholders' accounts pro rata according to their respective percentage interest in the Company set forth on Schedule A hereto, except that claims involving several liability shall be charged severally to the Interestholder responsible therefor. Xceed, the Company and the Interestholders further agree to give the Escrow Agent instructions consistent with the provisions of this Agreement.

                                   ARTICLE II

                                    CLOSING

     2.1  Closing.   Subject to the terms and conditions set forth herein, the
          -------
closing (the "Closing") of the Asset Purchase shall take place on January 31, 2000 at the law offices of Akin, Gump, Strauss, Hauer & Feld, L.L.P. in Washington, D.C., simultaneously with the execution of this Agreement, or at such other place, time and date as the parties hereto may agree (the "Closing Date").

     2.2  Deliveries of Instruments.  The following documents, instruments and
          -------------------------
other materials shall be executed and delivered on or prior to the Closing Date:

          (a) Instruments of Transfer.  The Company shall execute and deliver to
              -----------------------
Xceed such bills of sale, assignments, endorsements, and other instruments and documents reasonably satisfactory in form and substance to Xceed and its counsel as shall be effective to vest in Xceed on the Closing Date good and indefeasible title to the Assets (or, as to the Property, as hereinafter defined, and Leases, good and valid leasehold interests therein or, as to the Intellectual Property, as applicable, good and valid license interests therein), free and clear of any and all adverse claims, mortgages, pledges, liens, charges, security interests or other rights, interests or encumbrances, other than those which comprise the Assumed Liabilities. All such instruments of transfer and any other agreement, certificate or other document delivered by the Company, Xceed or their respective representatives in connection with this Agreement or consummation of the transactions contemplated hereby may be hereinafter referred to as the "Ancillary Documents."

          (b) Payment Due at Closing.  At the Closing, Xceed shall pay the
              ----------------------
Company (or, if so directed by the Company, the Interestholders, in accordance with their respective ownership interests in the Company as set forth on Schedule A hereto), One Million Dollars ($1,000,000) in cash (or by electronic wire transfer of immediately available funds) and shall place in Escrow certificates representing the shares of Common Stock issuable on the Closing Date.

          (c) Employment Agreements.  At the Closing, Xceed and each of Shawn D.
              ---------------------
Freeman, Michael W. Malakoff, David R. Adams and Joseph I. Worsham, II shall execute and deliver the employment agreements described in Section 5.1(f) hereof (the "Employment Agreements").

     2.3  Use of Name.  Immediately after the Closing, the Company shall cease
          -----------
using the name "Big Theory" and any variants thereof except as required to identify the prior name of the Company. The Company shall, within two (2) weeks after the Closing Date, change the name of the Company to a name which, in the reasonable judgment of Xceed, is not confusingly similar thereto.

     2.4  Notices of Sale.  The Company shall prepare and mail, with copies to
          ---------------
Xceed, on or prior to the Closing Date, such notices to and requests for the consent (where required) of the other party under each of the Assigned Contracts, including the Leases, and any other agreements assigned by the Company as are necessary or may be reasonably required by Xceed. Such notice shall advise such other party that the subject agreements have, to the extent permitted, been assigned to Xceed and shall direct such other party to send to Xceed all future notices and correspondence relating to such agreements. The Company shall execute and deliver on a timely basis to all appropriate federal, state and local governments or governmental entities, with a copy to Xceed, all notices, assignments or transfers of rights, reports, and other authorizations or documentation as may be necessary to assure the continued effectiveness and transfer to Xceed of all existing permits, approvals, licenses, and authorizations in effect with respect to operation of the Business and the Assets in compliance with applicable law and regulations.

     2.5  Bulk Sales Requirements.  The Company shall have complied with all
          -----------------------
of the bulk sales requirements applicable to the transfer of the Assets as contemplated hereby in each and every state in which the Company's ownership of the Assets or conduct of the Business renders the Company subject to the same, except where failure to do so will not have a material adverse effect on the Assets or the Business.

                                  ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

     3.1  Representations and Warranties of the Company and the Interestholders.
          ---------------------------------------------------------------------
The Company and the Interestholders, jointly and severally, except as specifically provided herein, represent and warrant to Xceed as follows:

          (a) Authorization. The execution, delivery and performance of this
              -------------
Agreement and consummation of the transactions contemplated hereby have been duly authorized, adopted and approved by the Company and by each of the Interestholders individually. The Company has taken all necessary action and has all of the necessary power to enter into this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by the Company on its behalf and, assuming that this Agreement is the valid and binding obligation of Xceed, is the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect, or by legal or equitable principles, relating to or limiting creditors' rights generally and except that the remedy of specific performance and injunctive and other forms of equitable relief are subject to certain equitable defenses and to the discretion of the court before which any proceeding therefor may be brought. Each Interestholder severally represents and warrants that he or she, as appropriate, and the Company have the ability to consummate the transactions contemplated hereby, that this Agreement has been duly executed and validly delivered by him or her, as appropriate, and that this Agreement is the valid and binding obligation of such Interestholder, enforceable against such Interestholder in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect, or by legal or equitable principles, relating to or limiting creditors' rights generally and except that the remedy of specific performance and injunctive and other forms of equitable relief are subject to certain equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

          (b) Organization. The Company is a limited liability company duly
              ------------
organized and validly existing under the laws of the State of Delaware. The Company has the power and authority to own and lease its properties and assets and to carry on its business as it is now being conducted and is duly qualified to do business as a foreign company in each jurisdiction where it owns or leases property or conducts the Business, except where the failure to be so qualified would not have a material adverse effect on the Business, Assets, operations, earnings, prospects or condition (financial or otherwise) of the Company. Set forth on Schedule 3.1(b) hereto is a true and correct list of each jurisdiction in which the Company is qualified to do business. The Company does not own any shares of capital stock or other interest in any corporation, Company, association or other entity.

          (c) Capitalization. The capitalization of the Company as of the date
              --------------
hereof is as set forth above in the recitals to this Agreement. The outstanding units of Company Membership Interests have been duly authorized, validly issued and are fully paid and non-assessable. Each Interestholder hereby severally represents and warrants that he or she, as appropriate, is the sole legal and beneficial owner of the number of units of Company Membership Interests as set forth in the recitals to this Agreement, which units, in the aggregate, represent all of the issued and outstanding units of membership interests of the Company. Other than as set forth in the Company's First Amended and Restated Limited Liability Company Agreement, each Interestholder hereby severally represents and warrants that the issued and outstanding units of Company Membership Interests owned by such Interestholder are owned

(including the community property interest of each Interestholder's spouse) free of preemptive rights and free and clear of any and all adverse claims, liens, mortgages, charges, security interests, encumbrances and other restrictions or limitations of any kind whatsoever. The Company has not issued any units of membership interests which could give rise to claims for violation of any federal or state securities laws (including any rules or regulations promulgated thereunder) or the securities laws of any other jurisdiction (including any rules or regulations promulgated thereunder). Except with respect to those certain options to purchase Company Membership Interests held by the Optionholders, as of the date hereof, there are no options, warrants, calls, convertible securities or commitments of any kind whatsoever relating to the units of Company Membership Interests subject hereto or any of the unissued units of membership interests of the Company Stock subject hereto or any of the unissued units of membership interests of the Company, and there are no voting trusts, voting agreements, stockholder agreements or other agreements or understandings of any kind whatsoever which relate to the voting of the membership interests of the Company.

          (d) Financial Statements. The Company has heretofore delivered to
              --------------------
Xceed unaudited financial statements as of and for the twelve (12) months ended December 31, 1999 (the "Financial Statements"). The Financial Statements present fairly, in all material respects, the financial position of the Company as of the respective dates indicated and the results of operations and cash flows of the Company for the respective periods indicated. The Financial Statements are in conformity with generally accepted accounting principles applied on a consistent basis except as set forth on Schedule 3.1(d) hereto.

          (e) Owned Real Property. The Company does not own (of record or
              -------------------
beneficially), nor does it have any interest in, any real property other than the leased real property set forth below.

          (f) Leased Real Property; Tenancies. Set forth on Schedule 3.1(f)
              -------------------------------
hereto is a true, correct and complete list of all of the Leases (including subleases) with respect to property leased by the Company as lessee and used in the conduct of the Business or otherwise (the "Property"). Also set forth on
Schedule 3.1(f) is a true, correct and complete list of the monthly or annual rental payments due thereunder as of the date hereof and the expiration dates thereof. The Company has delivered to Xceed true, correct and complete copies of each of the Leases. Except as set forth on Schedule 3.1(f), the Company is not required pursuant to the provisions of any of the Leases (or otherwise) to obtain the consent of any lessor prior to or in connection with consummation of the transactions contemplated hereby. Neither the Company nor, to the Company's or each Interestholder's knowledge, any third party is in default under any of the Leases. There are no subleases or subtenancies for any part of the Property that shall remain in effect after the Closing Date and there is no third party which has any right to purchase, use or otherwise possess all or any part of the Property.

          (g) Title. The Company: (i) holds a valid and enforceable leasehold
              -----
interest in the Property; and (ii) owns good and indefeasible title to all of the Assets (or as to the Property and Leases, good and valid leasehold interests therein or, as to the Intellectual Property, as applicable, good and valid license interests therein). Except as set forth on Schedule 3.1(g) hereto, to the best knowledge of the Company and each Interestholder, the Property is leased free of all adverse claims, liens, mortgages, charges, security interests, encumbrances and other restrictions or limitations of any kind whatsoever, except: (A) as stated in the Financial Statements (including the notes thereto); (B) for liens for taxes or assessments not yet due and payable or which are being contested by the Company in good faith (of which Xceed has been notified); (C) for minor liens imposed by law for sums not yet due or which are being contested by the Company in good faith (of which Xceed has been notified) and (D) for imperfections of title, adverse claims, charges, restrictions, limitations, encumbrances, liens or security interests that are minor and which do not detract from the value of the Property subject thereto or which do not impair the operations of the Business or the Company or affect the present use of the Property. There is no condemnation or eminent domain proceeding pending or, to the Company's or each Interestholder's knowledge, threatened against the Property (or any part thereof). The Company has not made any commitments or received any notice, oral or written, from any public authority or other entity with respect to the taking or use of the Property (or any part thereof), whether temporarily or permanently, for easements, rights-of-way or other public or quasi-public purposes or for any other purpose whatsoever nor is there any proceeding pending or, to the Company's or each Interestholder's knowledge, threatened which could adversely affect the zoning classification relating to such property or its use by the Company as of the date hereof. Except as set forth on Schedule 3.1(g) hereto, the Assets are owned free and clear of all adverse claims, liens, mortgages, charges, security interests, encumbrances and other restrictions or limitations of any kind whatsoever, except: (A) as stated in the Financial Statements (including the notes thereto); (B) for liens for taxes or assessments not yet due and payable or which are being contested by the Company in good faith (of which Xceed has been notified); (C) for minor liens imposed by law for sums not yet due or which are being contested by the Company in good faith of which Xceed has been notified; (D) for imperfections of title, adverse claims, charges, restrictions, limitations, encumbrances, liens or security interests that are minor and which do not detract in any material respect from the value of any of the Assets or which do not impair the operations of the Business or the Company in any material respect or affect the present use of the Assets in any material respect; and (E) those adverse claims, liens, mortgages, charges, security interests, encumbrances and other restrictions and limitations that constitute Assumed Liabilities. For purposes of clarification only, the preceding sentence does not address claims, liens, security interests or other encumbrance arising under the documents evidencing an Asset to the extent such liens are upon the Asset so documented or upon the subject matter of such documentation, such as mechanics' or materialmen's liens. The Company has not made any commitments or received any notice, oral or written, from any public authority or other entity with respect to the taking or use of any of the Assets, whether temporarily or permanently, for any purpose whatsoever, nor to the knowledge of the Company or each Interestholder, is there any proceeding pending or threatened which could adversely affect any Asset.

          (h) Condition of Assets.  The Leases and all other documents and
              -------------------
agreements pursuant to which the Company has obtained a right with respect to the Property and Assets, are valid and enforceable in all respects in accordance with their respective terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect, or by legal or equitable principles, relating to or limiting creditors' rights generally and except that the remedy of specific performance and injunctive and other forms of equitable relief are subject to certain equitable defenses and to the discretion of the court before which any proceeding therefor may be brought. All licenses, permits and authorizations related to the location or operation of the Business are in good standing and are valid and enforceable in all respects in accordance with their respective terms. There is not, under any of the foregoing instruments, documents or agreements, any existing default, nor is there any event which, with notice or lapse of time or both, would constitute a default arising through the Company, or to the knowledge of the Company, to any third party which could:
(i) have a material adverse effect on the Business, Assets, operations, earnings, prospects or condition (financial or otherwise) of the Company; or (ii) materially adversely affect its use of the Property or the title to the Assets. To the Company's and each Interestholder's knowledge, the Company is not in violation of and has complied with all applicable zoning, building or other codes, statutes, regulations, ordinances, notices and orders of any governmental authority with respect to the occupancy, use, maintenance, condition, operation and improvement of the Property or Assets, except where the failure to comply would not have a material adverse effect on the Business, Assets, operations, earnings, prospects or condition (financial or otherwise) of the Company. The Company's use of any improvements for the purposes for which any of the Property or Assets are being used as of the date hereof does not violate any such code, statute, regulation, ordinance, notice or order. The Company possesses all licenses, certificates of occupancy, permits and authorizations required to be obtained by the Company with respect to the Company's operation and maintenance of the Property or Assets for all uses for which such property is or assets are operated or used by the Company as of the date hereof, except where the failure to do so would not have a material adverse effect on the Business, Assets, operations, earnings, prospects or condition (financial or otherwise) of the Company. All of the Property and Assets (whether owned or leased by the Company) of the Company are in good operating condition and repair, subject to normal wear and use and each such item is usable in a manner consistent with current use by the Company.

          (i)  Intellectual Property.
               ----------------------

               (i) Schedule 3.1(i) hereto, to the knowledge of the Company, sets forth a true, correct and complete list (including where applicable, the date of registration and the serial or registration number) of all registered domain names, registered and unregistered trademarks, service marks and trade names (including any applications for the same), registered copyrights, and computer programs and software (whether or not protected by patent, copyright or otherwise) which are owned by, licensed by, used in or are material to the business of the Company (the "Intellectual Property") . With respect to each of the foregoing items, there is listed on Schedule 3.1(i) hereto the following:
(A) the extent of the Company's interest therein; (B) each agreement and all other documents evidencing the Company's interest therein; (C) the extent of the interest of any third party therein; and (D) each agreement and all other documents evidencing the interest of any third party therein.

               (ii) Except as set forth on Schedule 3.1(i) hereto, the Company's right, title or interest in the Intellectual Property is free and clear of adverse claims, liens, mortgages, charges, security interests and encumbrances or other restrictions or limitations of any kind whatsoever known to the Company.

              (iii) To the knowledge of the Company and each Interestholder, the Company has not committed any acts of unfair competition or directly, indirectly, contributorily or by inducement, infringed upon any patent, trademark, service mark, trade name, copyright, computer program or software, or any other intellectual property, nor has the Company misappropriated any of the foregoing from any other person or entity or received from any other person or entity any notice, charge, claim or other assertion with respect thereto. The foregoing shall not be deemed to include any past, unauthorized use of software and/or computer programs by employees of the Company. In that regard, however, to the knowledge of the Company and each Interestholder, as of the date hereof, the Company is properly licensed and authorized to use all software and computer programs currently utilized in the Business.

               (iv) The Company has not sent or otherwise communicated to any other person or entity any notice, charge, claim or other assertion of, nor has the Company any knowledge of, any present, impending or threatened infringement upon any of the Intellectual Property by any other person or entity, or misappropriation of any of the foregoing by any other person or entity, or any commission of acts of unfair competition against the Company by any other person or entity.

          (j)  Accounts Receivable. Schedule 3.1(j) hereto sets forth a true,
               -------------------
correct and complete list of the accounts receivable (the "Accounts Receivable") as of January 19, 2000. The Accounts Receivable and are valid, arose out of bona fide transactions in the ordinary course of business, and are the valid and binding obligations of and are enforceable against the respective account debtors thereunder, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect. There is no contest, claim or right of set-off contained in any written agreement with any account debtor relating to the amount or validity of any Account Receivable.

          (k)  Accounts Payable. Schedule 3.1(k) hereto sets forth a true,
               ----------------
correct and complete list of the Company's accounts payable (the "Accounts Payable") as of January 19, 2000. Prior to the Closing Date, all outstanding Accounts Payable will have been paid by the Company in a manner consistent with past practice.

          (l)  Absence of Undisclosed Liabilities. Except as set forth on
               ----------------------------------
Schedule 3.1(l) and Schedule 3.1(bb) hereto or on the Financial Statements, the Company has not had nor does it have any indebtedness, loss or liability of any nature whatsoever (other than as incurred in the ordinary course of business), whether accrued, absolute, contingent or otherwise and whether due or become due, which is material to the Business, Assets, operations, prospects, earnings or condition (financial or otherwise) of the Company; provided that as to
                                                      -------- ----
Intellectual Property, the representation made by the Company in this Section 3.1(l) is limited to the knowledge of the Company.

          (m)  Absence of Certain Changes or Events. Except as set forth on
               ------------------------------------
Schedule 3.1(m) and except as expressly set forth in this Agreement, the Company has not, since December 31, 1999:

               (i) issued, sold, granted or contracted to issue, sell or grant any interest in or to any membership units, notes, bonds or other securities of the Company or any option to purchase the same;

               (ii) amended its certificate of formation or operating agreement;

              (iii) made any capital expenditures or commitments for the acquisition or construction of any property, plant or equipment other than in the ordinary course of business;

               (iv) entered into any material transaction in any way inconsistent with the past practices of the Business or conducted the Business in any manner inconsistent with its past practices;

               (v) incurred any damage, destruction or any other loss to any of its property or assets in an aggregate amount exceeding Fifty Thousand Dollars ($50,000) whether or not covered by insurance;

               (vi) suffered any loss in an aggregate amount exceeding Fifty Thousand Dollars ($50,000) and, neither the Company nor any Interestholder has become aware of any intention on the part of any client, dealer or supplier to discontinue its current relationship with the Company, the loss or discontinuance of which, alone or in the aggregate, could have a material adverse effect on the Business, Assets, operations, earnings, prospects or condition (financial or otherwise) of the Company;

              (vii) modified, amended or altered any contractual arrangement with any client, dealer or supplier, the modification, amendment or alteration of which, alone or in the aggregate, could have a material adverse effect on the Business, Assets, operations, earnings, prospects or condition (financial or otherwise) of the Company;

             (viii) incurred any material liability or obligation (absolute or contingent) or made any material expenditure other than in the ordinary course of business or expenses of the transaction contemplated hereby;

               (ix) experienced any material adverse change in the Business, Assets, operations, earnings, prospects or condition (financial or otherwise) of the Company or experienced or have knowledge of any event which could have a material adverse effect on the Business, Assets, operations, earnings, prospects or condition (financial or otherwise) of the Company;

               (x) declared, set aside or paid any dividend or other distribution in respect of the units of Company Membership Interests of the Company;

               (xi) redeemed, repurchased, or otherwise acquired any of its securities or entered into any agreement with respect to the foregoing;

              (xii) granted, conveyed, transferred, assigned or made any sale of Accounts Receivable or any accrual of liabilities outside of the ordinary course of business;

             (xiii) granted, conveyed, transferred, assigned or made any sale of any material interest in the Intellectual Property;

              (xiv) purchased, disposed of or contracted to purchase or dispose of, or granted or received an option or any other right to purchase or sell, any of the Property or the Assets, except in the ordinary course of business;

               (xv) increased the rate of compensation payable or to become payable to any executive or employee of the Company, or increased the amounts paid or payable to such executive or employee under any bonus, insurance, pension or other benefit plan, or made any arrangements therefor with or for any of said individuals except for increases consistent with the ordinary course of business or increases resulting from the application of existing formulas under existing plans, agreements or policies relating to employee compensation:

              (xvi) adopted or amended any collective bargaining, bonus, profit-sharing, compensation, option, pension, retirement, deferred compensation or other plan, agreement, trust, fund or arrangement for the benefit of its employees, except as otherwise required or permitted herein; or

             (xvii) changed any material accounting principle, procedure or practice followed by the Company or changed the method of applying such principle, procedure or practice.

          (n) Agreements. To the knowledge of the Company, set forth on Schedule
              ----------
3.1(n) hereto is a true, correct and complete list of all of the Assigned Contracts, which are all contracts, agreements and other instruments related to operation of the Business. Copies of all such contracts, agreements and other instruments have heretofore been delivered or made available by the Company to Xceed. Other than as set forth on Schedule 3.1(n) and 3.1(f), there is no contract, agreement or other instrument to which the Company or any Interestholder is a party, which affects the Business or the Assets. None of the foregoing agreements limits the freedom of the Company to compete in any line of business or with any person or other entity in any geographic region within or outside of the United States of America.

          Neither the Company, the Interestholders (each severally and not jointly), nor to the knowledge of the Company, any third party is in material default and no event has occurred which, with notice or lapse of time or both, could cause or become a material default by the Company, the Interestholders or to the knowledge of the Company, any third party, under any Assigned Contract. Each Assigned Contract is enforceable, in accordance with its terms, against all other parties thereto, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect, or by legal or equitable principles, relating to or limiting creditors' rights generally and except that the remedy of specific performance and injunctive and other forms of equitable relief are subject to certain equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

          (o) Non-Contravention; Consents. Neither the execution and delivery of
              ---------------------------
this Agreement by the Company and the Interestholders, nor consummation of the transactions contemplated hereby, does or will: (i) violate or conflict with any provision of the certificate of formation or operating agreement of the Company;
(ii) violate or, with the passage of time, result in the violation of any provision of, or result in the acceleration of or entitle any party to accelerate any obligation under, or result in the creation or imposition of any lien, charge, pledge, security interest or other encumbrance upon any of the Property or Assets pursuant to any provision of any mortgage, lien, lease, agreement, permit, indenture, license, instrument, law, order, arbitration award, judgment or decree to which the Company or any Interestholder is a party or by which they or the Property or Assets are bound, the effect of which violation, acceleration, creation or imposition could have a material adverse effect on the Business, Assets, operations, earnings, prospects or (financial or otherwise) of the Company; (iii) violate or conflict with any other restriction of any kind whatsoever to which the Company or any Interestholder is subject or by which any of their properties or assets (including the Property and the Assets) may be bound, the effect of any of which violation or conflict could have a material adverse effect on the Business, Assets, operations, earnings, prospects or (financial or otherwise) of the Company; or (iv) constitute an event permitting termination by a third party of any agreement to which the Company or any Interestholder is a party or is subject, which termination could have a material adverse effect on the Business, Assets, operations, earnings, prospects or condition (financial or otherwise) of the Company. Except as set forth on Schedule 3.1(o) hereto, no consent, authorization, order or approval of, or filing or registration with, any governmental commission, board or other regulatory body is required in connection with the execution, delivery and performance of the terms of this Agreement and consummation of the transactions contemplated hereby.

          (p) Employee Benefit Plans. Schedule 3.1(p) hereto sets forth a true,
              ----------------------
correct and complete list of all "employee benefit plans" as such term is defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") (the "Benefit Plans") covering the employees of the Company (the "Employees"). Each Benefit Plan is in compliance in all material respects with all applicable provisions of law, including ERISA and the Internal Revenue Code of 1986, as amended (the "Code"). There are no pending or, to the Company's or each Interestholder's knowledge, threatened claims against any Benefit Plan (except for claims for benefits payable in the normal operation of the Benefit Plans) that could give rise to any material liability to the Company. All material reports, notices and returns required to be filed with any governmental agency or provided to any person or entity with respect to the Benefit Plans have been timely filed. The Company has never had and does not now have any Benefit Plan that is an employee pension plan (as defined in Section 3(2) of ERISA) nor does the Company contribute to any multiemployer pension or multiemployer welfare benefit plan (within the meaning of Section 3(37) of ERISA).

          (q) Labor Relations. There are no agreements with or pending petitions
              ---------------
for recognition of any labor union or association as the exclusive bargaining agent for any or all of the employees of the Company and no such petition has been pending at any time during the two years prior to the date hereof. To the Company's and each Interestholder's knowledge, there has not been any organizing effort by any union or other group seeking to represent any employees of the Company as its exclusive bargaining agent at any time during the two years prior to the date hereof. There are no labor strikes, work stoppages or other labor disputes now pending or threatened against the Company, nor has there been any such labor strike, work stoppage or other labor dispute or grievance at any time during the two (2) years prior to the date hereof. Neither the Company nor any Interestholder has any knowledge that any executive, key employee or any group of employees of the Company has any plans to terminate his/her employment with the Company.

          (r) Insurance. Schedule 3.1(r) hereto sets forth a true, correct and
              ---------
complete list of all insurance policies or binders of insurance or programs of self-insurance which relate to the Business as of the date hereof. The coverage under each such policy and binder is in full force and effect. Neither the Company nor any Interestholder has knowledge of nor has the Company or any Interestholder received any notice of cancellation, termination, nonrenewal or disallowance of any claim thereunder or with respect thereto. Neither the Company nor any of the Interestholders have knowledge of any claim against the Company relating to its business, assets, properties or operations which could increase the insurance premiums payable by the Company under such policy or binder in excess of normal increases consistent with industry practices.

          (s) Tax Matters. Neither the Company nor any of the Interestholders is
              -----------
a member of an affiliated group, within the meaning of Section 1504 of the Code (an ''Affiliated Group"). The Company has filed when due and will file if and when due prior to the Closing Date (after giving effect to any extensions granted by the requisite legal or regulatory authority) all returns, reports, elections, estimates, declarations, schedules, forms and other documents ("Tax Returns") relating to taxes required to be filed by the Code or by any applicable federal, state, county, municipal, local, foreign or other laws, including, without limitation, consolidated, combined or unitary returns, for any taxable period ending prior to or on the Closing Date (the "Pre-Closing Tax Period"). The taxable year of the Company for federal and state income and business tax purposes currently ends on December 31 of each year. All taxes shown on any Tax Return required to be filed with respect to the Company for any Pre-Closing Tax Period have been, or will have been, paid or accrued prior to the Closing. The Company has heretofore delivered to Xceed all Tax Returns filed on each Company's behalf for the fiscal year ended December 31, 1999. The Company has fully accrued on its books all taxes for any periods, which are not yet due. No tax liens have been filed, and no material claims have been or are being asserted or, to the Company's or each Interestholder's knowledge, threatened against the Company or any of the Interestholders with respect to any taxes. No Tax Returns of the Company or any of the Interestholders have been audited by any taxing authority, no deficiencies or claims have been proposed, assessed or claimed (including interest and penalties) against the Company or any of the Interestholders which have not been paid or accrued, and neither the Company nor any of the Interestholders has waived or extended any statute of limitations with respect to the assessment of any taxes. There are no suits, actions, proceedings, claims or investigations now pending against the Company or any Interestholder with respect to any taxes. The Company has withheld or collected from each payment made to each of its employees, consultants, contractors and other payees the amount of all taxes (including, but not limited to, federal income taxes, state and local income and wage taxes, payroll taxes, workers' compensation and unemployment taxes) required to be withheld or collected therefrom for all Pre-Closing Tax Periods and the Company has timely paid or accrued and reported the same in respect of its employees, consultants, contractors and other payees to the proper tax receiving offices. The Company does not have any liability for any taxes of any nature whatsoever other than as shown on the Financial Statements (except for liabilities for taxes accruing after the date of such balance sheet in the ordinary course of business) and none of the Interestholders nor the Company is aware of any basis for any additional liabilities for taxes for any Pre-Closing Tax Period. The reserve for accrued but unpaid taxes for the period ending December 31, 1999 includes adequate provision for all taxes which have been assessed or which will be due and payable by the Company for all Pre-Closing Tax Periods. Neither the Company nor any of the Interestholders files any state or local tax returns on a unitary or combined basis with any other member of an Affiliated Group. Except as specifically set forth in Section 1.2(b) above, to the extent that the Interestholders may incur tax liability in connection with the transactions contemplated hereby, each Interestholder, and not Xceed or the Company, will be responsible for fulfilling any obligations or liabilities with respect thereto. Notwithstanding the foregoing, however, the Interestholders shall not be responsible for fulfilling any obligation or liability with respect to tax liability incurred in connection with or resulting from an election or action taken by Xceed on or after the Closing Date.

          The term "taxes" or "tax" as used in this section or referred to elsewhere in this Agreement shall mean all taxes, charges, fees, levies, penalties, or other assessments, including without limitation, income, capital gain, profit, gross receipts, ad valorem, excise, property, payroll, withholding, employment, severance, social security, workers' compensation, occupation, premium, customs duties, windfall profits, sales, use, and franchise taxes, imposed by the United States, or any state, county, local or foreign government or any subdivision or agency thereof, and including any interest, penalties or additions attributable thereto.

          (t) Compliance with Applicable Law. To the knowledge of the Company
              ------------------------------
and each Interestholder, the Company has been and is in compliance with all foreign, federal, state and local laws, statutes, ordinances, rules and regulations applicable to the Business, except where the failure to comply therewith would not materially adversely affect the Business, Assets, operations, earnings, prospects or condition (financial or otherwise) of the Company. The Company has complied with the rules and regulations of all governmental agencies having authority over the Business and operations of the Company, including without limitation, agencies concerned with intra-state and interstate commerce, occupational safety and employment practices, except where the failure to comply would not have a material adverse effect on the Business, Assets, operations, earnings, prospects or condition (financial or otherwise) of the Company. Neither the Company nor any Interestholder has any knowledge of or received any notice of violation of any such rule or regulation during the two (2) years prior to the date hereof which could result in any liability for penalties or damages or which could subject the Company to any injunction or government writ, order or decree. To the knowledge of the Company and each Interestholder, there are no facts, events or conditions that could interfere with, prevent continued compliance with or give rise to any liability under any foreign, federal, state or local governmental laws, statutes, ordinances or regulations applicable to the Business, Assets, operations, earnings, prospects or condition (financial or otherwise) of the Company, except where the failure to do so would not have a material adverse effect on the Business, Assets, operations, earnings, prospects or condition (financial or otherwise) of the Company.

          (u) Litigation. Except as set forth on Schedule 3.1(u) hereto, there
              ----------
is no action, suit, proceeding or investigation pending or, to the Company's or each Interestholder's knowledge, threatened, which could restrict the Company or each Interestholder's ability to perform his respective obligations hereunder or could have a material adverse effect on the Business, Assets, operations, earnings, prospects or condition (financial or otherwise) of the Company. Neither the Company nor any Interestholder is in default in respect of any judgment, order, writ, injunction or decree of any court or any federal, state, local or other governmental agency, authority, body, board, bureau, commission, department or instrumentality which could have a material adverse effect on the Business, Assets, operations, earnings, prospects or condition (financial or otherwise) of the Company.

          (v) Permits. The Company holds all permits, licenses, orders and
              -------
approvals of all federal, state or local governmental or regulatory authorities, agencies or bodies required for the conduct and operation of the Business as currently conducted, except where the failure to do so would not have a material adverse effect on the Business, Assets, operations, earnings, prospects or condition (financial or otherwise) of the Company. All such permits, licenses, orders, and approvals are in full force and effect and no suspension, termination or revocation of any of the foregoing is threatened. None of such permits, licenses, orders or approvals will be materially adversely affected by consummation of the transactions contemplated by this Agreement. Neither the Company nor any Interestholder has any knowledge of nor have any of them received any notice of violation of any of such rules or regulations during the two (2) years prior to the date hereof which would result in any liability of the Company for penalties or damages or which would subject the Company to any injunction or governmental writ, order or decree.

          (w) Warranties. Except as required or implied by federal or state law
              ----------
or as otherwise disclosed on Schedule 3.1(w) hereto, the Company has not made, extended or otherwise represented that it would provide any express warranty with respect to the products or services sold, distributed or leased to its clients or customers.

          (x) Executives and Employees. Schedule 3.1(x) hereto sets forth a
              ------------------------
true, correct and complete list of all of the executives and employees of the Company as of the date hereof, including their respective names, titles, salaries and bonuses since inception of the Company. The Company has also provided true, correct and complete copies of any employment agreements between the Company and any of the foregoing individuals in effect as of the date hereof.

          (y) Loans to or from Affiliates. Except as set forth on Schedule
              ---------------------------
3.1(y) hereto, there exist no outstanding loans by the Company to any current or former executives, employees, consultants or Interestholders (past or present) or any affiliate of any of the foregoing. There are no outstanding loans to the Company by any current or former executives, employees, consultants or Interestholders (past or present) of the Company.

          (z) Clients, Vendors, Suppliers and Service Providers. The Company has
              -------------------------------------------------
provided to Xceed a true, correct and complete list of the clients, vendors, suppliers and service providers of the Company. Since November 30, 1999, there has not been any material adverse change in the business relationship of the Company with any of the persons or entities listed on Schedule 3.1(z).

         (aa) Books and Records.
              -----------------

              (i) The books of account and other financial records of the Company are complete and correct and have been maintained in accordance with good business practices.

             (ii) All material action of the Company required to be approved by the Managers or by the Interestholders, since the date of formation of the Company has been authorized, approved and/or ratified in the minute books of the Company.

         (bb) Bank Accounts. Set forth on Schedule 3.1(bb) is a true, correct
              -------------
and complete list of the names of each bank, savings and loan, or other financial institution, at which the Company maintains any account (including any cash contribution or similar accounts) and the names of all persons authorized to draw thereon or who have access thereto. Schedule 3.1 (bb) includes a true, correct and complete list of each credit or loan facility or guaranty established and/or maintained by or on behalf of the Company, including the amounts available to the Company under each such facility, the outstanding principal balance thereunder as of the date hereof, the interest rate applicable thereto and the maturity date thereof.

         (cc) Solvency.  Since its formation and through the Closing Date, the
              --------
Company and each of the Interestholders has been and will be solvent. "Solvent" shall mean, for purposes of application of this provision, that: (i) the fair saleable value of the such person's property is in excess of the total amount of such person's debts; and (ii) is able to pay its debts as they mature.

          (dd) Investment Purpose. The Company and each Interestholder
               ------------------
represents that each is acquiring and will acquire, as the case may be, the shares of Common Stock issuable to it pursuant hereto solely for its own account for investment purposes only and not with a view toward resale or distribution thereof other than pursuant to an effective registration statement or applicable exemption from the registration requirements of the Securities Act. The Company and the Interestholders understand that such shares of Common Stock will be issued in reliance upon an exemption from the registration requirements of the Securities Act and that subsequent sale or transfer of such securities is prohibited absent registration or exemption from the provisions of the Securities Act. The Company and the Interestholders hereby agree not to sell, assign, transfer, pledge or otherwise convey any of the shares of the Common Stock issuable to it pursuant hereto, except in compliance with the provisions of the Securities Act and in accordance with any transfer restrictions or similar terms set forth on the certificates representing such securities or otherwise set forth herein. The Company and each Interestholder has relied upon an independent investigation made by it and/or their representatives and has not relied on any information or representations made by third parties or on any oral or written representations or assurances from Xceed or any representative or agent of Xceed other than the representations of Xceed set forth herein. The Company and each Interestholder has had a reasonable opportunity to ask questions of, and receive answers from, Xceed concerning Xceed, the Common Stock and the Asset Purchase. The Company and each Interestholder acknowledges that the terms of the Asset Purchase have been determined by negotiation based in substantial part on the market price for the Common Stock, and that it does not necessarily bear any relationship to the assets, book value or potential performance of Xceed or any other recognized criteria of value. Neither such inquiries nor any other due diligence investigations conducted by the Company and each Interestholder, its representatives and advisors, if any, shall modify, amend or affect the Company's and each Interestholder's right to rely on Xceed's representations and warranties contained in Section 3.2 below. The Company and each Interestholder acknowledge that each has had sufficient and ample opportunity to review this Agreement and the Ancillary Documents and to evaluate the transactions contemplated herein and therein with their own legal counsel and investment and tax advisors. Except for any statements or representations of Xceed made in this Agreement and the Ancillary Documents, the Company and each Interestholder is relying solely on its counsel and advisors and not on any statements or representations of Xceed or any of its representatives or agents for legal, tax or investment advice with respect to this investment, the transactions contemplated by this Agreement and the Ancillary Documents or the securities laws of any jurisdiction.

          (ee) Agreements with Affiliates. Except as set forth on Schedule
               --------------------------
3.1(ee) hereto, the Company is not a party to any agreement, written or oral, with any executive or partner (past or present) of the Company.

          (ff) Accuracy of Information Furnished. The Company and the
               ---------------------------------
Interestholders (severally and not jointly with respect to those statements, representations and warranties made severally and not jointly by such Interestholders) represent that no statement by the Company or the Interestholders set forth herein or in the exhibits or the schedules hereto, and no statement set forth in any certificate or other instrument or document required to be delivered by or on behalf of the Company or the Interestholders pursuant hereto or in connection with the consummation of the transactions contemplated hereby, contained, contains or will contain any untrue statement of a material fact, or omits, omitted or will omit to state any material fact which is necessary to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading.

     3.2  Representations and Warranties of Xceed. Xceed represents and warrants
          ---------------------------------------
to the Company and the Interestholders as follows:

          (a) Authorization. The execution, delivery and performance of this
              -------------
Agreement and consummation of the transactions contemplated hereby have been duly authorized, adopted and approved by the board of directors of Xceed. Xceed has taken all necessary corporate action and has all of the necessary corporate power to enter into this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by the officers of Xceed on behalf of Xceed and, assuming that this Agreement is the valid and binding obligation of the Company and the Interestholders, is the valid and binding obligation of Xceed, enforceable against it in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect, or by legal or equitable principles, relating to or limiting creditors' rights generally and except that the remedy of specific performance and injunctive and other forms of equitable relief are subject to certain equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

          (b) Organization. Xceed is a corporation duly organized, validly
              ------------
existing and in good standing under the laws of the State of Delaware. Xceed has the corporate power and authority to own and lease its properties and assets, and to carry on its business as it is now being conducted. Xceed is duly qualified to do business as a foreign corporation in each jurisdiction where it owns or leases real property or conducts business, except where the failure to be so qualified would not have a material adverse effect on the business, operations, earnings, prospects, assets or condition (financial or otherwise) of Xceed.

          (c) Capitalization. The authorized capital stock of Xceed as of the
              --------------
date hereof consists of 30,000,000 shares of Common Stock, par value $.01 per share (of which 18,713,390 shares are issued and outstanding as of the date hereof) and 1,000,000 shares of preferred stock, par value $.05 per share (of
which 30,000 shares are issued and outstanding as of the date hereof).   The
outstanding shares of Common Stock have been duly authorized and validly issued and are fully paid and nonassessable. As of the date hereof, the number of shares of capital stock that Xceed is authorized to issue is adequate to permit Xceed to fulfill its obligations hereunder with respect to issuance of the shares of Common Stock pursuant hereto. On the Closing Date, the shares of Common Stock issuable pursuant to the Fixed Stock Payment as set forth in
Section 1.2 herein shall be duly authorized, validly issued, fully paid and nonassessable. On the applicable dates the shares of Common Stock issuable pursuant to the Earnout are placed in Escrow as set forth in the Escrow Agreement, such shares of Common Stock shall be duly authorized, validly issued, fully paid and nonassessable. Xceed has not issued any shares of capital stock which would give rise to claims for violation of any federal or state securities laws (including any rules or regulations promulgated thereunder) or the securities laws of any other jurisdiction (including any rules or regulations promulgated thereunder). As of the date hereof, there are no options, warrants, calls, convertible securities or commitments of any kind whatsoever relating to the shares of Common Stock issuable pursuant hereto.

          (d) Non-Contravention; Consents. Neither the execution and delivery of
              ---------------------------
this Agreement, nor consummation of the transactions contemplated hereby, does or will: (i) violate or conflict with any provision of the certificate of incorporation or bylaws of Xceed; (ii) violate or conflict with any material provision of any mortgage, lien, lease, agreement, permit, indenture, license, instrument, law, order, arbitration award, judgment or decree to which Xceed is a party or by which it or the property or assets which are material to its business or operation are bound, the effect of any of which violation would have a material adverse effect on the business, assets, operations, earnings, prospects (financial or otherwise) of Xceed; (iii) violate or conflict with any other restriction to which Xceed is subject or by which any of the property or assets which are material to the business or operation of Xceed may be bound, the effect of any of which violation or conflict would have a material adverse effect on the business, assets, operations, earnings, prospects (financial or otherwise) of Xceed; or (iv) constitute an event permitting termination of any agreement to which Xceed is subject by any other party thereto, if in any such circumstance such termination could have a materially adverse effect on the ability of Xceed to fulfill its respective obligations hereunder. Other than as provided herein, no consent, authorization, order or approval of, or filing or registration with, any governmental commission, board or other regulatory body is required in connection with the execution, delivery and performance of the terms of this Agreement by Xceed and consummation by Xceed of any of the transactions contemplated hereby.

          (e) Litigation. There is no action, suit, proceeding or investigation
              ----------
pending against or related to Xceed, nor, to the best knowledge of Xceed, has Xceed been threatened with any such action, suit, proceeding or investigation, which would restrict the ability of Xceed to perform its obligations hereunder or which would have a material adverse effect on the business, assets, operations, earnings, prospects or condition (financial or otherwise) of Xceed. Xceed is not in default in respect of any judgment, order, writ, injunction or decree of any court or any federal, state, local or other governmental agency, authority, body, board, bureau, commission, department or instrumentality which could have a material adverse effect on the business, assets, operations, earnings, prospects or condition (financial or otherwise) of Xceed.

          (f) Accuracy of Information Furnished. No statement by Xceed set forth
              ---------------------------------
herein or in the exhibits or the schedules hereto, and no statement set forth in any certificate or other instrument or document required to be delivered by or on behalf of Xceed pursuant hereto or in connection with consummation of the transactions contemplated hereby, contained, contains or will contain any untrue statement of a material fact, or omitted, omits or will omit to state any material fact which is necessary to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading.

          (h) Compliance with Applicable Law. Xceed has been and is in
              ------------------------------
compliance with all foreign, federal, state and local laws, statutes, ordinances, rules and regulations (including without limitation the Securities Act and the Securities Exchange Act of 1934, as amended) as of the date hereof, the failure to comply with which could materially adversely affect the business, assets, operations, earnings, prospects or condition (financial or otherwise) of Xceed or which would subject any officer or director of Xceed to civil or criminal penalties or imprisonment. Xceed has complied with the rules and regulations of all governmental agencies having authority over its business or its operations, including without limitation, agencies concerned with intra-state and interstate commerce, occupational safety, environmental protection and employment practices, except where the failure to comply would not have a material adverse effect on the business, operations, earnings, prospects, assets or condition (financial or otherwise) of Xceed. Xceed has no knowledge of and has not received any notice of violation of any such rule or regulation during the two (2) years prior to the date hereof which could result in any liability of Xceed for penalties or damages or which could subject it to any injunction or government writ, order or decree. To the best knowledge of Xceed, there are no facts, events or conditions that could interfere with, prevent continued compliance with or give rise to any liability under any foreign, federal, state or local governmental laws, statutes, ordinances or regulations applicable to the business, assets, operations, earnings, prospects or condition (financial or otherwise) of Xceed, except where the failure to do so would not have a material adverse effect on the business, operations, earnings, prospects, assets or condition (financial or otherwise) of Xceed.

          (i) Employee Benefit Plans. Schedule 3.2(i) hereto sets forth a true,
              ----------------------
correct and complete list of all "employee benefit plans" as such term is defined in Section 3(3) of the ERISA (the "Xceed Benefit Plans") covering the employees of Xceed (the "Xceed Employees"). Each Xceed Benefit Plan is in compliance in all material respects with all applicable provisions of law, including ERISA and the Code. There are no pending or, to Xceed's knowledge, threatened claims against any Xceed Benefit Plan (except for claims for benefits payable in the normal operation of the Xceed Benefit Plans) that could give rise to any material liability to Xceed. All material reports, notices and returns required to be filed with any governmental agency or provided to any person or entity with respect to the Xceed Benefit Plans have been timely filed. Xceed has never had and does not now have any Xceed Benefit Plan that is an employee pension plan (as defined in Section 3(2) of ERISA) nor does Xceed contribute to any multiemployer pension or multiemployer welfare benefit plan (within the meaning of Section 3(37) of ERISA).

          (j) No Material Adverse Change.  No material adverse change in the
              --------------------------
business, operations, affairs, prospects, properties, assets, existing and potential liabilities, obligations, profits or condition (financial or otherwise) of Xceed has occurred since August 31, 1999.

     3.3  Survival of Representations and Warranties. The representations and
          ------------------------------------------
warranties set forth in Sections 3.1 and 3.2 hereof shall survive until the close of business on the sixtieth (60th ) day following the first anniversary of the Closing Date, provided that, notice or demand with respect to any alleged
                  -------- ----
breach thereof is given as required pursuant to Article VI hereof; and further
                                                                       -------
provided that, with respect to claims for damages arising out of any
-------- ----
misrepresentation or breach of warranty made by the Company and the Interestholders relating to taxes, notice shall have been given on or before the close of business on the sixtieth (60) day following the later to occur of: (i) the expiration date of the statute of limitations applicable to any indemnified federal, state or local tax liability; and (ii) the final determination of any such tax liability, including the final administrative and/or judicial determination thereof.


                                   ARTICLE IV

                                   COVENANTS

     4.1  Covenants of the Company and the Interestholders.
          ------------------------------------------------

          (a) Notification. Each of the Company and the Interestholders shall
              ------------
give prompt notice to Xceed of: (i) receipt of any notice or other communication by the Company or any Interestholder prior to the Closing Date relating to a material default or an event which, with notice or lapse of time or both would become a material default under this Agreement or under any other material contract, agreement or instrument to which the Company is a party, by which the Company or any of its properties or assets (including the Property and the Assets) are bound or to which the Company or any of its properties or assets (including the Property and the Assets) are subject; (ii) any event which becomes known to such person, which, with notice or lapse of time or both, would cause any warranty or representation of the Company or any Interestholder under this Agreement to be inaccurate, untrue, incomplete or misleading in any material respect; (iii) any notice or other communication from any third party which becomes known to such person, which becomes known to such person, alleging that the consent of such third party was, is or may be required in connection with the transactions contemplated by this Agreement; and (iv) any material adverse change in the Business, Assets, operations, earnings, prospects or condition (financial or otherwise) of the Company, which becomes known to such person.

          (b)  Intentionally left blank.

          (c)  Intentionally left blank.

          (d)  Intentionally left blank.

          (e)  Conduct of Business; Certain Covenants. Prior to and through the
               --------------------------------------
Closing Date, the Company shall conduct and operate the Business and will not, without prior written consent of Xceed, which consent shall not be unreasonably withheld, take any action other than in accordance with the ordinary and usual course of business. The Company and the Interestholders will use their best efforts to preserve intact the Business and the operation, organization and relationships of the Company with its employees, independent contractors, agents, suppliers, clients and others having business dealings with it. Prior to and through the Closing Date, without the prior written consent of Xceed, which consent shall not be unreasonably withheld, the Company shall not, and the Interestholders shall not permit the Company to:

               (i) amend the certificate of formation and the limited liability company agreement;

              (ii) issue or otherwise grant or enter into any agreement relating to the issuance or grant of any interest in any stock, notes, bonds or other securities of the Company or any other rights calling for or permitting the issue, transfer, sale or delivery of any of the foregoing:

             (iii) set aside, pay or declare any dividend or other distribution with respect to its securities;

              (iv) issue, transfer, sell or deliver any additional shares of capital stock or any securities convertible into or exchangeable for, with or without additional consideration, such securities;

               (v) redeem, purchase or otherwise acquire for any consideration any outstanding shares of capital stock or any securities convertible into or exchangeable for, with or without additional consideration, such securities;

              (vi) incur any indebtedness for borrowed money, except in the ordinary course of business or pursuant to existing agreements which the Company or the Interestholders have previously disclosed or made available to Xceed;

             (vii) permit the occurrence or continuance of any material default under any Assigned Contract;

            (viii) make any acquisition of the capital stock or all or substantially all of the assets of any entity;

              (ix) merge, combine or consolidate with any other entity or enter into any joint venture arrangement with any third party;

               (x) enter into any employment or similar contract with or increase the compensation payable to any executive or employee of the Company, except in the ordinary course of business and in a manner consistent with the Company's past practices;

              (xi) alter, amend or otherwise modify any material term or provision of any material contract or agreement with any of its clients, suppliers or vendors;

             (xii) adopt, amend or modify in any material respect or terminate any Benefit Plan, severance plan or collective bargaining agreement or make awards or distributions under any Benefit Plan or severance plan except in a manner consistent with the Company' s past practices or as otherwise contemplated herein;

            (xiii) sell, enter into any contract to sell or grant any option to purchase, any of its assets other than in the ordinary course of business;

             (xiv) create, assume or permit to exist any lien, pledge, security interest, encumbrance or mortgage of any kind whatsoever on any of its properties or assets other than:

                   (A) liens existing on the date hereof which the Company or the Interestholders previously disclosed to Xceed or which are otherwise permitted hereby;

                   (B) any mortgage, pledge, lien or other security interest in or upon any property or asset hereafter acquired by the Company in the ordinary course of business, which mortgage, pledge, lien or other security interest is entered into contemporaneously with such acquisition to secure or provide for the payment of any part of the purchase price therefor, or the assumption by the Company of any mortgage, pledge, lien or other security interest in or upon any property or asset hereafter acquired by the Company which mortgage, pledge, lien or other security interest existed at the time of such acquisition; provided that, each such mortgage, pledge, lien or other security interest shall not extend to or cover any property or asset of the Company other than such property or asset hereafter acquired;

                   (C) any mortgage, pledge, lien or other security interest created for the sole purpose of renewing or refunding any mortgage, pledge, lien or other security interest allowed under clause (B) above; provided that, the principal amount of indebtedness secured thereby shall not exceed the principal amount of indebtedness so secured at the time of such renewal or refunding and that such renewed or refunded mortgage, pledge, lien or other security interest shall not extend the mortgage, pledge, lien or other security interest renewed or refunded to any additional property or asset;

                   (D) the pledge by the Company of any property or asset (including the Property and the Assets) as security required by law or governmental regulation as a condition to the transaction of any business or the exercise of any privilege, license or right;

                   (E) a banker's lien or right of offset on funds of the Company deposited with a lender or holder in the ordinary course of business in favor of any lender of funds or holder of the Company's commercial paper in the ordinary course of business;

                   (F) liens for taxes, assessments and governmental charges or levies imposed upon the Company or upon its income or profit, or upon any of its property or assets if the same shall not at the time be due or are being contested in good faith in appropriate proceedings; and

                   (G) liens imposed by law, such as those of carriers, warehousemen and mechanics, for sums not yet due or are being contested in good faith in appropriate proceedings.

             (xv) except in the ordinary course of business, enter into any contract, including but not limited to assignments, licenses, transfers of exclusive rights, "work for hire" agreements, special commissions, employment contracts, purchase orders, sales orders, mortgages and security agreements, which:

                   (A) contain a grant or other transfer, whether present, retroactive, prospective or contingent, by the Company of any rights in any Intellectual Property;

                   (B) contain a promise made by or to the Company to pay any consideration, lump sum, royalty or other payment with respect to the acquisition, practice or use of any rights in any Intellectual Property;

            (xvi) except in the ordinary course of business or arising out of or relating to this Agreement, initiate any legal proceedings involving the Company, including suits and administrative proceedings in the United States or any foreign country;

           (xvii) file with any federal, state or local governmental agency or regulatory body, any cancellation, reduction, modification, change or amendment of or addition to any schedule of tariffs currently on file with such agency or regulatory body, or file with such governmental agency or regulatory body any schedule of tariffs for services which are not covered by the tariff schedules on file therewith as of the date hereof; or

          (xviii) take any action that would cause any representation or warranty contained herein to be inaccurate, untrue, incomplete or misleading.

      (f) Proposals; Other Offers. Prior to the Closing Date, neither the
          -----------------------
Company nor any Interestholder shall, directly or indirectly (whether through an employee, a representative, an agent or otherwise) solicit or encourage any inquiries or proposals, engage in negotiations for or consent to or enter into any agreement providing for the acquisition of all or any part of the Assets (except in the ordinary course of business) or the Business. The Company and each Interestholder shall promptly notify Xceed upon its receipt or other knowledge of any such request, inquiry or proposal. Neither the Company nor any Interestholder shall, directly or indirectly (whether through an employee, a representative, an agent or otherwise) disclose any nonpublic information relating to the Company or afford access to any of the books, records or other properties of the Company to any person or entity that is considering, has considered or is making any such acquisition inquiry or proposal.

      (g)     Best Efforts and Cooperation; Further Assurances. Prior to the
              ------------------------------------------------
Closing Date, with the cooperation of Xceed where appropriate, the Company shall:

              (i) timely comply with all filing requirements which federal, state or local law may impose on the Company with respect to the transactions contemplated by this Agreement;

              (ii) use its diligent efforts to take all actions necessary to be taken, make any filing and obtain any consent, authorization or approval of or exemption by any governmental authority, regulatory agency or any other third party (including, without limitation, any landlord or lessor of the Company and any party to whom notification is required to be delivered or from whom any form of consent is required) which is required to be filed or obtained by the Company in connection with the transactions contemplated by this Agreement;

              (iii) make full and timely payment of all fees and annuities and take all other action appropriate to maintain in full force and effect any and all domain name, patent, trademark and service mark registrations and applications for registration as set forth in Schedule 3.1(h) or otherwise owned or controlled by the Company.

          (h) Access to Additional Agreements and Information. Prior to the
              -----------------------------------------------
Closing Date, the Company shall deliver to Xceed at Xceed's request any and all agreements, contracts, documents and other instruments material to the operation of the Business and the Company, including, without limitation, those to which the Company is a party and those by which any of the Property or Assets are bound and including without limitation, any and all materials relating to the Intellectual Property referred to in Subsection 3.1(i), the agreements set forth in Subsection 3.1(n), the consents and waivers referred to in Subsection 3.1(o), the Benefit Plans set forth in Subsection 3.1(p), the insurance materials referred to in Subsection 3.1(r), the Tax Returns set forth in Subsection 3.l(s), the licenses and permits referred to in Subsection 3.l(v), any documents relating to the loans referred to in Subsection 3.1(y), the invoices, purchase orders or other similar documents pertaining to the Company's clients, vendors, suppliers and service providers set forth in Subsection 3.l(z), and any materials relating to the Company's bank accounts and credit facilities referred to in Subsection 3.1(bb). Notwithstanding the foregoing, nothing in this Section 4.1(h) shall obligate the Company to breach any covenants of confidentiality made for the benefit of third parties.

          (i) Confidentiality. Prior to the Closing Date and at all times
              ---------------
hereafter in the event that the transactions contemplated hereby are not consummated or this Agreement is otherwise terminated, the Company shall, except as may be otherwise required by applicable law, hold confidential all information obtained in connection with the transactions contemplated by this Agreement with respect to Xceed. In the event that this Agreement is terminated, the Company shall return to Xceed all of such information as shall be in documentary or other tangible form, including all copies thereof.

          (j) Non-Competition.  As an inducement for Xceed to enter into this
              ---------------
Agreement and as additional consideration for payment of the purchase price hereunder, each of the Interestholders has agreed to be subject to and be bound by the non-competition provisions which have been included in each of the respective Employment Agreements.

     4.2  Covenants of Xceed.
          ------------------

          (a) Notification. Xceed shall give prompt notice to the Company and
              ------------
the Interestholders of: (i) receipt of any notice or other communication by Xceed prior to the Closing Date relating to a default hereunder or event which, with notice or lapse of time or both, would become a default hereunder or under any material contract, agreement or instrument to which Xceed is a party, by which it or any of its properties or assets are bound or to which it or any of its properties or assets are subject which would prevent the consummation of the transactions contemplated hereby; (ii) any event which, with notice or lapse of time or both, would cause any representation or warranty of Xceed under this Agreement to be inaccurate or misleading in any respect; (iii) any notice or other communication by any third party alleging that the consent of such third party is or may be required in connection with the transactions contemplated by this Agreement; and (iv) any adverse change in the business, assets, operations, earnings, prospects or conditions (financial or otherwise) of Xceed.

          (b) Third Party Consents. Xceed shall use its best efforts to obtain
              --------------------
any consent, authorization or approval of, or exemption by, any governmental authority or agency or other third party required to be obtained or made by it in connection with this Agreement or the consummation of the transactions contemplated hereby.

          (c) Best Efforts and Cooperation: Further Assurances. Prior to the
              ------------------------------------------------
Closing Date, with the cooperation of the Company and the Interestholders where appropriate, Xceed shall:

              (i) timely comply with all filing requirements which federal, state or local law may impose on Xceed with respect to the transactions contemplated by this Agreement;

             (ii) use its diligent efforts to take all actions necessary to be taken, make any filing and obtain any consent, authorization or approval of or exemption by any governmental authority, regulatory agency or any other third party which is required to be filed or obtained by Xceed in connection with the transactions contemplated by this Agreement; and

            (iii) not take any action that would cause any representation or warranty contained herein to be inaccurate, untrue, incomplete or misleading.

          (d) Access to Additional Information and Agreements. Prior to the
              -----------------------------------------------
Closing Date, Xceed shall make available or otherwise deliver to the Company or the Interestholders, upon request, any and all agreements, contracts, documents or other information material to its business or operations.

          (e) Confidentiality. Prior to the Closing Date and at all times
              ---------------
hereafter in the event that the transactions contemplated hereby are not consummated or this Agreement is otherwise terminated, Xceed shall, except as may be otherwise required by applicable law, hold confidential all information obtained in connection with the transactions contemplated by this

Agreement with respect to the Company. In the event that this Agreement is terminated, Xceed shall return to the Company all of such information as shall be in documentary or other tangible form, including all copies thereof.

     4.3  Governmental Filings and Consents. The Company, the Interestholders
          ---------------------------------
and Xceed shall cooperate with one another in filing any necessary applications, reports or other documents with any federal or state agencies, authorities or bodies having jurisdiction with respect to the business of the Company or the transactions contemplated by this Agreement, and in seeking any necessary approval, consultation or prompt favorable action of, with or by any of such agencies, authorities or bodies.

     4.4  Publicity. The Company, the Interestholders and Xceed will consult
          ---------
with each other party hereto prior to making, releasing or otherwise disseminating any public announcements with respect to the transactions contemplated by this Agreement. Any public announcements permitted hereunder shall be made only at such time and in such manner as the Company and the Interestholders (collectively acting as one) and Xceed shall mutually agree, except that any party hereto shall be free to make such public announcements as it shall reasonably deem necessary to comply with federal or state laws, provided that such announcement is simultaneously delivered to the other parties hereto.

     4.5  Right to Investigate.
          --------------------

          (a) Obligation of the Company and the Interestholders. The Company
              -------------------------------------------------
shall afford to the officers and authorized representatives and agents of Xceed, during what are currently the regular business hours of the Company and upon prior notice, free and full access to any office, warehouse, plant, property, inventory, accounts, books and records of the Company such as to afford Xceed the full opportunity to make such investigations as it shall desire or deem appropriate with respect to the affairs of the Company; provided, however, that:
                                                        --------  -------
(i) the parties hereto acknowledge that not all of the employees of the Company have knowledge of the transaction contemplated hereby; and (ii) Xceed agrees to cooperate with the Company's reasonable requests to maintain the confidentiality of the transaction contemplated hereby from the employees of the Company until the Company discloses, within a reasonable time, such transaction to its employees as a group. The Interestholders shall furnish Xceed with such additional financial and operating data and other information relating to the Business and operation of the Company as Xceed shall from time to time request.

          (b) Effectiveness of Representations Notwithstanding Investigation.
              --------------------------------------------------------------
Notwithstanding any party's undertaking or conduct of any investigation pursuant hereto, or any party's failure to so investigate, the representations, warranties and agreements of each of the parties hereto shall be operative and effective and shall survive the Closing Date to the extent previously set forth in Section 3.3. In the event that a party hereto becomes aware or knows prior to the Closing that a representation or warranty made herein by another party hereto is untrue, such party shall express such knowledge by written notice thereof to the party rendering such representation or warranty on or prior to the Closing Date. Knowledge on the part of Xceed on or prior to the Closing that a representation or warranty of the Company or the Interestholders is untrue or knowledge on the part of the Company or the Interestholders on or prior to the Closing Date that a representation or warranty of Xceed is untrue, shall render that specific representation or warranty inoperative and ineffective and such other party shall not have any liability in respect thereof pursuant to Article VI hereof; provided that, such knowledge is expressed by written
           -------- ----
notice thereof to the party rendering such representation or warranty on or prior to the Closing Date.


                                   ARTICLE V

                                  CONDITIONS

     5.1  Conditions to Obligations of Xceed. The obligation of Xceed to
          ----------------------------------
consummate the transactions contemplated by this Agreement is subject to the fulfillment of each of the following conditions, which may be waived in whole or in part by Xceed to the extent permitted by applicable law:

          (a) No Material Adverse Change. Since December 31, 1999, no material
              --------------------------
adverse change in the Business, Assets, operations, earnings, prospects or condition (financial or otherwise) of the Company, and no event which would materially and adversely affect the Business, Assets, operations, earnings, prospects or condition (financial or otherwise) of the Company shall have occurred.

          (b) Accuracy of Representations and Warranties; Performance of
              ----------------------------------------------------------
Covenants. Each of the representations and warranties of the Company and each of
---------
the Interestholders set forth in this Agreement was true, correct and complete in all material respects when made and shall also be true, correct and complete in all material respects at and as of the Closing Date, with the same force and effect as if made at and as of the Closing Date (except financial and statistical information, which shall be made as of the date as of which such information speaks). The Company and the Interestholders shall have performed and complied in all material respects with all agreements and covenants required by this Agreement to be performed by the Company and each of the Interestholders at or prior to the Closing Date.

          (c) Delivery of Certificates. The Company and each of the
              ------------------------
Interestholders shall have delivered to Xceed certificates, dated the Closing Date, and signed by an executive officer of the Company (with respect to the Company) and by each of the Interestholders, individually, representing and affirming that: (i) the representations and warranties made by each of the Company and the Interestholders jointly and/or severally as set forth in Section
3.1 of this Agreement and referred to hereinabove were and are true, correct and complete as required hereby and the conditions set forth in this Section 5.1 have been satisfied.

          (d) Consents and Waivers. On or prior to the Closing Date, any and all
              --------------------
necessary consents, authorizations, orders or approvals described in Subsection 3.1(p) above shall have been obtained, except as the same shall have been waived by Xceed.

          (e) Litigation. On the Closing Date, there shall be no effective
              ----------
injunction, writ or preliminary restraining order or any order of any kind whatsoever with respect to the Company or the Interestholders issued by a court or governmental agency (or other governmental or regulatory authority) of competent jurisdiction restraining or prohibiting the consummation of the transactions contemplated hereby or making consummation thereof unduly burdensome to the Company or the Interestholders. On the Closing Date and immediately prior to consummation of the transactions contemplated by this Agreement, no proceeding or lawsuit shall have been commenced, be pending or have been threatened by any governmental or regulatory agency or authority or any other person with respect to the transactions contemplated by this Agreement.

          (f) Employment Agreements. Each of Messrs. Freeman, Adams, Malakoff
              ---------------------
and Worsham shall have entered into an Employment Agreement providing for each such individual's employment with Xceed.

          (g) Delivery of Documents and Other Information. Prior to the Closing
              -------------------------------------------
Date, the Company shall have delivered to Xceed all of the agreements, contracts, documents and other instruments required to be delivered pursuant to the provisions of this Agreement, including the Ancillary Documents.

     5.2  Conditions to Obligations of the Company and the Interestholders. The
          ----------------------------------------------------------------
obligations of the Company and the Interestholders to consummate the transactions contemplated by this Agreement are subject to the fulfillment of each of the following conditions, which may be waived in whole or in part by the Company and/or the Interestholders (by the approval of a majority of the Members) to the extent permitted by law:

          (a) Copies of Resolutions. At the Closing, Xceed shall have furnished
              ---------------------
the Company with certified copies of resolutions duly adopted by the board of directors of Xceed authorizing the execution, delivery and performance of the terms of this Agreement (including the execution, delivery and performance of the Employment Agreements referred to in Section 5.1(f) above and Section 5.2(g) below and the issuance of the certificates referred to in Section 5.2(d) below) and all other necessary or proper corporate action to enable Xceed to comply with the terms of this Agreement.

          (b) Accuracy of Representations and Warranties; Performance of
              ----------------------------------------------------------
Covenants. Each of the representations and warranties of Xceed was true, correct
---------
and complete in all material respects when made and shall also be true, correct and complete in all material respects at and as of the Closing Date, with the same force and effect as if made at and as of the Closing Date (except financial and statistical information, which shall be made as of the date as of which such information speaks). Xceed shall have performed and complied with, in all material respects, all agreements and covenants required by this Agreement to be performed by Xceed at or prior to the Closing Date.

          (c) Delivery of Officers' Certificates. Xceed shall have delivered to
              ----------------------------------
the Company certificates, dated the Closing Date and signed by an executive officer of Xceed, affirming that: (i) the representations and warranties of Xceed as set forth in Section 3.2 of this Agreement and referred to hereinabove above were and are true, correct and complete as required hereby; and (ii) the conditions set forth in this Section 5.2 have been satisfied. Xceed shall also have delivered a certificate signed by the Secretary of Xceed with respect to the authority and incumbency of the officers of Xceed executing this Agreement and any documents required to be executed or delivered in connection therewith.

          (d) Cash and Stock Certificates. At the Closing, Xceed shall have paid
              ---------------------------
$1,000,000 in cash (by electronic wire transfer of immediately available funds) and issued and delivered certificates representing the shares of Common Stock issuable pursuant to Section 2.2 hereto.

          (e) Consents and Waivers. On or prior to the Closing Date, any and all
              --------------------
necessary consents, authorizations, orders or approvals described in Subsection 3.2(d) above shall have been obtained, except as the same shall have been waived by the Company and the Interestholders.

          (f) Litigation. On the Closing Date, there shall be no effective
              ----------
injunction, writ or preliminary restraining order or any order of any kind whatsoever with respect to Xceed issued by a court or governmental agency (or other governmental or regulatory authority) of competent jurisdiction restraining or prohibiting the consummation of the transactions contemplated herein or making the consummation thereof unduly burdensome to Xceed. On the Closing Date and immediately prior to consummation of the transactions contemplated by this Agreement, no proceeding or lawsuit shall have been commenced, be pending or have been threatened or by any governmental or regulatory agency or authority or any other person with respect to the transactions contemplated by this Agreement.

          (g) Employment Agreements. Xceed shall have entered into an Employment
              ---------------------
Agreement with each of Messrs. Freeman, Adams, Malakoff and Worsham as set forth in Section 5.1(f) above upon mutually acceptable terms.


                                   ARTICLE VI

                           INDEMNIFICATION AND CLAIMS

     6.1  Indemnification by the Company and the Interestholders.
          ------------------------------------------------------

          (a) Subject to Sections 4.5(b), 6.1(b) and 6.1(c) hereof, the Interestholders hereby agree, jointly and severally, except as otherwise specifically provided throughout this Agreement with respect to representations and warranties made severally and not jointly by each Interestholder as to which each such Interestholder hereby severally and not jointly agrees and, also subject to such sections, the Company agrees, to indemnify and hold harmless Xceed against and in respect of all damages, claims, losses and expenses (including, without limitation, reasonable attorneys' fees and disbursements) reasonably incurred by Xceed (all such amounts may hereinafter be referred to as the "Damages") arising out of: (i) any misrepresentation or breach of any representation or warranty made by the Company or the Interestholders pursuant to the provisions of this Agreement or in any statement, certificate or other document furnished by the Company or the Interestholders pursuant to this Agreement; and (ii) the nonperformance or breach of any covenant, agreement or obligation of the Company or the Interestholders contained in this Agreement which has not been waived by Xceed in writing.

          (b) Subject to Section 3.3 hereof, the Interestholders shall be obligated to indemnify Xceed pursuant to this Section 6.1 with respect to claims for Damages as to which Xceed shall have given written notice to the Company and the Interestholders on or before the close of business on the sixtieth (60) day following the first anniversary of the Closing Date. The Interestholders shall be obligated to indemnify Xceed with respect to claims for Damages arising out of any misrepresentation or breach of warranty made by the Company or the Interestholders relating to Subsection 3.1(s) as to which Xceed shall have given notice on or before the close of business on the sixtieth (60) day following the later of: (i) the expiration date of the statute of limitations applicable to any indemnified federal, state, foreign or local tax liability; or (ii) the final determination of any such tax liability, including the final administrative and/or judicial determination thereof.

          (c) Notwithstanding the indemnification provided pursuant to Subsections 6.1 (a) and 6.1(b) above, no amount shall be payable by the Interestholders in indemnification hereunder or under any other provision of this Agreement unless the aggregate amount of such Damages in respect of which the Interestholders or the Company would be liable, but for operation and application of the provisions of this Section 6.1(c), exceeds on a cumulative basis Fifty Thousand Dollars ($50,000) and then only to the extent of such excess up to the maximum amount set forth in Section 6.5 herein (the "Cap");

provided, however, that the amount payable by each Interestholder in
--------  -------
indemnification hereunder shall be limited to a percentage of the Cap, which percentage shall be equal to his or her percentage ownership interest in the Company, as set forth on Schedule A hereto. As between themselves, the Interestholders agree that they shall be entitled to contribution from each other for any payments made pursuant to this Agreement in an equitable manner, taking into account their relative fault associated with all payments made pursuant hereto.

          (d) In any case where the Interestholders have indemnified Xceed for any Damages and Xceed recovers from a third party all or any part of the amount so indemnified by the Interestholders, Xceed shall promptly reimburse to the Interestholders the amount so recovered.

     6.2  Claims Against Xceed. With respect to claims or demands by third
          --------------------
parties, whenever Xceed shall have received notice that such a claim or demand has been asserted or threatened which, if valid, would be subject to indemnification under Section 6.1 hereof, Xceed shall as soon as reasonably possible, notify the Interestholders of such claim or demand and of all relevant facts within its knowledge which relate thereto. The Interestholders shall then have the right at their own expense to undertake the defense of any such claims or demands utilizing counsel selected by the Interestholders, as the case may be, and approved by Xceed, which approval shall not be unreasonably withheld.
In the event that the Interestholders should fail to give notice of the intention to undertake the defense of any such claim or demand within sixty (60) days after receiving notice that it has been asserted or threatened, Xceed shall have the right to defend, satisfy and discharge the same by payment, compromise or otherwise and shall give written notice of any such payment, compromise or settlement to the Interestholders.

     6.3  Indemnification by Xceed.
          ------------------------

          (a) Subject to Section 4.5(b) and 6.3(b) hereof, Xceed hereby agrees to indemnify and hold harmless the Company and the Interestholders against and in respect of all damages, claims, losses and expenses (including without limitation, reasonable attorneys' fees and disbursements) reasonably incurred by the Interestholders with respect thereto (all such amounts may hereinafter be referred to as " Interestholder Damages") arising out of: (i) any misrepresentation or breach of any representation or warranty made by Xceed pursuant to the provisions of this Agreement or in any statement, certificate or other document furnished by Xceed pursuant to this Agreement; and (ii) the nonperformance or breach of any covenant, agreement or obligation of Xceed which has not been waived by the Interestholders collectively in writing.

          (b) Subject to Section 3.3 hereof, Xceed shall be obligated to indemnify the Interestholders pursuant to this Section 6.3 only with respect to claims for Interestholder Damages as to which the Interestholders shall have given written notice to Xceed on or before the close of business on the sixtieth
(60) day following the first anniversary of the Closing Date.

          (c) Notwithstanding the indemnification provided pursuant to Subsection 6.3(a) above, no amount shall be payable by Xceed in indemnification hereunder or under any other provision of this Agreement unless the aggregate amount of Interestholder Damages in respect of which Xceed would be liable, but for operation and application of the provisions of this subsection, exceeds on a cumulative basis Fifty Thousand Dollars ($50,000) and then only to the extent of such excess, and then only to the extent of such excess up to the Cap.

          (d) In any case where Xceed has indemnified the Interestholders for any Interestholder Damages and the Interestholders recover from a third party all or any part of the amount so indemnified by Xceed, the Interestholders shall promptly reimburse to Xceed the amount so recovered.

     6.4  Claims Against the Interestholders. With respect to claims or demands
          ----------------------------------
by third parties, whenever the Interestholders shall have received notice that such a claim or demand has been asserted or threatened, which, if valid, would be subject to indemnification under Section 6.4 hereof, the Interestholders shall as soon as reasonably possible, notify Xceed of such claim or demand and of all relevant facts within its knowledge which relate thereto. Xceed shall have the right at their own expense to undertake the defense of any such claim or demand utilizing counsel selected by Xceed and approved by the Interestholders. In the event that Xceed should fail to give notice of its intention to undertake the defense of any such claim or demand within sixty (60) days after receiving notice that it has been asserted or threatened, the Interestholders shall have the right to defend, satisfy and discharge the same by payment, compromise or otherwise and shall give written notice of any such payment, compromise or settlement to Xceed.

     6.5  Limitation of Liability. Xceed, the Company and the Interestholders
          -----------------------
agree that the respective liability of each of Xceed, the Company and the Interestholders under this Agreement shall be limited to Thirty Million Dollars ($30,000,000), subject to the provisions set forth in this Article VI.

     6.6  Subrogation.  Each of Xceed, the Company and the Interestholders shall
          -----------
make a good faith attempt (which shall not be deemed to include an obligation to commence any litigation) to seek indemnification from any third parties, including insurers, who may be liable upon any claims made against Xceed, the Company or the Interestholders and for which the other party would be liable under this Agreement. To the extent a party hereto indemnifies another party hereto for claims upon which third parties, including insurers, may be liable, the indemnified party shall, to the extent permissible, subrogate to the indemnifying party its rights against such third parties with respect to such claims; provided, however, that to the extent a third party from which
        --------  -------
indemnification is sought hereunder cannot satisfy all claims brought against such third party, the obligations of the indemnifying party under this Article VI shall continue in effect to the satisfaction of any portion of such claims not satisfied by such third party.

     6.7  Remedies for Breaches of Representations and Warranties Exclusive.
          -----------------------------------------------------------------
The parties hereto agree that the exclusive remedies for breaches of representations and warranties and covenants to be performed before or at the Closing herein or in any other agreement required to be delivered by any party hereto at the Closing shall be those set forth in this Article VI.


                                  ARTICLE VII

             TERMINATION AND REMEDIES FOR BREACH OF THIS AGREEMENT

     7.1  Termination by Mutual Agreement. This Agreement may be terminated at
          -------------------------------
any time prior to the Closing by unanimous consent of the parties hereto, provided that such consent to terminate is manifested in writing and is signed by each of the parties hereto.

     7.2  Termination for Failure to Close. This Agreement may be terminated by
          --------------------------------
any of the parties hereto if the Closing shall not have occurred by January 31, 2000, provided that, the right to terminate this Agreement pursuant to this section shall not be available to any party whose failure to fulfill any of its obligations hereunder has been the cause of or resulted in the failure to consummate the transactions contemplated hereby by the foregoing date.

     7.3  Termination by Operation of Law. This Agreement may be terminated by
          -------------------------------
any of the parties hereto if, in the reasonable opinion of counsel to the respective parties hereto, there shall be any statute, rule or regulation that renders consummation of the transactions contemplated hereby illegal or otherwise prohibited, or a court of competent jurisdiction or any government (or governmental authority) shall have issued an order, decree or ruling, or has taken any other action restraining, enjoining or otherwise prohibiting the consummation of such transactions and such order, decree, ruling or other action shall have become final and nonappealable.

     7.4. Termination for Failure to Perform Covenants or Conditions. This
          ----------------------------------------------------------
Agreement may be terminated prior to the Closing Date:

          (a) by Xceed if: (i) any of the representations and warranties made in this Agreement by the Company or the Interestholders shall not be true and correct in any material respect, when made or at any time prior to consummation of the transactions contemplated hereby as if made at and as of such time and it is not practical for such breach to be cured prior to the Closing Date; (ii) any of the conditions set forth in Section 5.1 hereof have not been fulfilled or waived by the Closing Date; (iii) the Company or the Interestholders shall have failed to observe or perform any of their respective material obligations under this Agreement and it is not practical for such breach to be cured prior to the Closing Date; or (iv) as otherwise set forth herein; or

          (b) by the Company or the Interestholders if: (i) any of the representations and warranties of Xceed shall not be true and correct in any material respect, when made or at any time prior to consummation of the transactions contemplated hereby as if made at and as of such time and it is not practical for such breach to be cured prior to the Closing Date; (ii) any of the conditions set forth in Section 5.2 hereof have not been fulfilled by the Closing Date; (iii) Xceed shall have failed to observe or perform any of its respective material obligations under this Agreement and it is not practical for such breach to be cured prior to the Closing Date; or (iv) as otherwise set forth herein.

     7.5  Effect of Termination or Default; Remedies. In the event of
          ------------------------------------------
termination of this Agreement as set forth above, this Agreement shall forthwith become void and there shall be no liability on the part of any Non-Defaulting Party (as defined below). The foregoing shall not relieve any Defaulting Party from liability for damages actually incurred as a result of such party's breach of any term or provision of this Agreement.

     7.6  Remedies; Specific Performance. In the event that any party shall fail
          ------------------------------
or refuse to consummate the transactions contemplated by this Agreement (except pursuant to Sections 7.1, 7.2, 7.3 or 7.4 above) or if any default under or breach of any representation, warranty, covenant or condition of this Agreement on the part of any party (the "Defaulting Party") shall have occurred that results in the failure to consummate the transactions contemplated hereby, then in addition to the other remedies provided herein, the non-defaulting party (the "Non-Defaulting Party") shall be entitled to seek and obtain money damages from the Defaulting Party and/or may seek to obtain an order of temporary or permanent injunctive relief or specific performance thereof against the Defaulting Party from a court of competent jurisdiction, provided that, the Non-Defaulting party seeking any injunctive relief or specific performance must file its request with such court within forty-five (45) days after it becomes aware of the Defaulting Party's failure, refusal, default or breach and further provided, that in no event shall a Defaulting Party be liable for special, incidental or consequential damages. In addition, the Non-Defaulting Party shall be entitled to obtain from the Defaulting Party court costs and reasonable attorneys' fees incurred in connection with or in pursuit of enforcing the rights and remedies provided hereunder.


                                  ARTICLE VIII

                                 MISCELLANEOUS

     8.1  Fees and Expenses. In the event that the transactions contemplated
          -----------------
hereby are not consummated, the Company and the Interestholders shall respectively pay their own expenses, and Xceed shall pay its own expenses incident to negotiation, execution, delivery and performance of the terms of this Agreement and the consummation of the transactions contemplated hereby. The expenses incurred by the Company in connection with the Asset Purchase, which expenses shall not exceed $17,000, may be paid prior to or after the Closing from Company funds.

     8.2  Modification, Amendments and Waiver. The parties hereto may amend,
          -----------------------------------
modify or otherwise waive any provision of this Agreement by unanimous consent, provided that such consent and any amendment, modification or waiver is in writing and is signed by each of the parties hereto.

     8.3  Assignment.  Except as otherwise contemplated by this Agreement, none
          ----------
of the parties hereto shall have the authority to assign its respective rights or obligations under this Agreement without the prior written consent of the other parties hereto; except that Xceed may assign this Agreement to any affiliate, subsidiary or division thereof or to any successor in interest without the prior consent of the Company or the Interestholders; provided,
                                                                 --------
however, that such assignment shall be to a publicly-traded company.
-------

     8.4  Burden and Benefit. This Agreement shall be binding upon and, to the
          ------------------
extent permitted in this Agreement, shall inure to the benefit of the parties and their respective successors and assigns. In the event of a default by the Company or the Interestholders of any of their respective obligations hereunder, the sole and exclusive recourse and remedy of Xceed shall be against the Company and the Interestholders, as the case may be, and any of the Company's or the Interestholder's assets. In the event of a default by Xceed of any of its obligations hereunder, the sole and exclusive recourse and remedy of the Interestholders and the Company shall be against Xceed and its assets; under no circumstances shall any officer, director, stockholder or affiliate of Xceed be liable in law or equity for any obligations of Xceed hereunder.

     8.5  Brokers. The Company and the Interestholders represent and warrant to
          -------
Xceed that there are no brokers or finders entitled to any brokerage or finder's fee or other commission or fee based upon arrangements made by or on behalf of the Company or the Interestholders or any other person in connection with this Agreement or any of the transactions contemplated hereby. Xceed represents and warrants to the Company and the Interestholders that no broker or finder is entitled to any brokerage or finder's fee or other commission or fee based upon arrangements made by or on behalf of Xceed in connection with this Agreement or any of the transactions contemplated hereby, other than fees or commissions for which Xceed shall be solely responsible.

     8.6  Entire Agreement. This Agreement and the schedules, exhibits, lists
          ----------------
and other documents referred to herein contain the entire agreement among the parties hereto with respect to the transactions contemplated hereby and supersede all prior agreements with respect thereto, whether written or oral.

     8.7  Governing Law. This Agreement shall be governed by and construed in
          -------------
accordance with the laws of the State of Delaware, without regard to the principles of conflicts of laws thereof.

     8.8  Notices. Any notice, request, instruction or other document to be
          -------
given hereunder by any party hereto shall be in writing and delivered personally, by facsimile transmission or telex, or sent by commercial expedited delivery service or registered or certified mail (return receipt requested), postage prepaid, addressed as follows:

               If to the Company
               or the Interestholders: Big Theory, LLC
                                       2216 Commerce Street
                                       Dallas, Texas 75201
                                       Attention:  Mr. Shawn D. Freeman,
                                       President
                                       Facsimile:  (214) 748-6431
                                       E-Mail Address: sfreeman@bigtheory.com

               with a copy to:         Worsham, Forsythe & Wooldridge, L.L.P.
                                       1601 Bryan Street, 30th Floor
                                       Dallas, Texas 75201
                                       Attn:  Stephen Morton, Esq.
                                       Facsimile: (214) 880-0011
                                       Email:  smorton@worsham.net

               If to Xceed:            Xceed, Inc.
                                       488 Madison Avenue, 3rd Floor
                                       New York, New York 10022
                                       Attn: Werner G. Haase
                                       Facsimile: (212) 419-1212
                                       E-Mail: whaase@xceed.com

               with a copy to:         Akin, Gump, Strauss, Hauer & Feld LLP
                                       1333 New Hampshire Avenue, Suite 400
                                       Washington, D.C. 20036
                                       Attn:  Victoria A. Baylin, Esq.
                                       Facsimile:  (202) 887-4288
                                       E-Mail: vbaylin@akingump.com

or to such other persons or addresses as may be designated in writing by the party to receive such notice. If sent as aforesaid, such notice shall be deemed to have been delivered on the date of transmission of a facsimile, e-mail or telex, the day after delivery to a commercial overnight delivery service, or five days after delivery into a United States Postal facility.

     8.9  Counterparts. This Agreement may be executed in two (2) or more
          ------------
counterparts, each of which shall be an original, but all of which shall constitute but one agreement.

    8.10  Rights Cumulative. All rights, powers and privileges conferred
          -----------------
hereunder upon the parties, unless otherwise provided, shall be cumulative and shall not be restricted to those given by law. Failure to exercise any power given any party hereunder or to insist upon strict compliance by any other party shall not constitute a waiver of any party's right to demand exact compliance with any of the terms or provisions hereof.

    8.11  Severability of Provisions. The provisions of this Agreement shall be
          --------------------------
considered severable in the event that any of such provisions are held by a court of competent jurisdiction to be invalid, void or otherwise unenforceable. Such invalid, void or otherwise unenforceable provisions shall be automatically replaced by other provisions which are valid and enforceable and which are as similar as possible in term and intent to those provisions deemed to be invalid, void or otherwise unenforceable. Notwithstanding the foregoing, the remaining provisions hereof shall remain enforceable to the fullest extent permitted by law.

    8.12  Headings. The headings set forth in the articles and sections of this
          --------
Agreement and in the exhibits and the schedules to this Agreement are inserted for convenience of reference only and shall not be deemed to constitute a part hereof.

    8.13  Knowledge Standard. When used in this Agreement, the phrase "to the
          ------------------
best knowledge of, " "knowledge of, " "known to" or similar phrases shall mean the actual knowledge of: (i) with respect to Xceed, the officers and directors of Xceed; (ii) with respect to the Company, the officers and the Managers; and
(iii) with respect to the Interestholders, the actual knowledge of each specific Interestholder.

    8.14  Facsimile and Copies.  For purpose of this Agreement and any
          --------------------
Ancillary Documents, facsimiles or photostatic copies of signatures shall be deemed to be original signatures. In addition, if any of the parties sign facsimile copies of this Agreement or any Ancillary Documents, such copies shall be deemed originals.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the date and year first above written.



ATTEST:                                 XCEED, INC.


________________________________        By: /s/Werner Haase
                                           -------------------------------------
                                           Werner Haase, Chief Executive Officer


ATTEST:                                 BIG THEORY, LLC


________________________________        By:    /s/Shawn D. Freeman
                                           -------------------------------------
                                           Shawn D. Freeman, President



WITNESS:                                INTERESTHOLDERS


________________________________        By: /s/Shawn D. Freeman
                                           -------------------------------------
                                           Shawn D. Freeman


WITNESS:


________________________________        By: /s/Michael W. Malakoff
                                           -------------------------------------
                                           Michael W. Malakoff


WITNESS:


________________________________        By: /s/Todd C. Hart
                                           -------------------------------------
                                           Todd C. Hart


WITNESS:


________________________________        By: /s/David R. Adams
                                           -------------------------------------
                                           David R. Adams


________________________________        By: /s/Cort V. Langworthy, IV
                                           -------------------------------------
                                           Cort V. Langworthy, IV

WITNESS:


________________________________        By: /s/Joseph I. Worsham, II
                                           -------------------------------------
                                           Joseph I. Worsham, II


WITNESS:


________________________________        By: /s/Minnette W. Murray
                                           -------------------------------------
                                           Minnette W. Murray


WITNESS:


________________________________        By: /s/Kathy A. Gutierrez
                                           -------------------------------------
                                           Kathy A. Gutierrez